Exhibit 4.13



                             Investment Agreement

                             Cordiant Communications Group Plc

                             Cordiant Communications (Australia) Pty Ltd
                             ACN 082 292 019

                             Pacific Equity Partners Pty Ltd
                             ACN 083 026 822

                             The Communications Group Holdings Pty Ltd
                             ACN 104 455 003

                             TCG Nominee Pty Limited as trustee of the TCG Trust

                             and

                             Others







                             Freehills

                             MLC Centre Martin Place Sydney New South Wales
                               2000 Australia
                             Telephone 61 2 9225 5000  Facsimile 61 2 9322 4000
                             www.freehills.com  DX 361 Sydney


                             SYDNEY   MELBOURNE   PERTH   BRISBANE   HANOI
                             HO  CHI   MINH   CITY   SINGAPORE
                             Correspondent Offices JAKARTA  KUALA LUMPUR

                             Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

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                             Reference NJW:PAD

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
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
Table of contents
Clause                                                                                           Page

1        Definitions and interpretation                                                            7

         1.1      Definitions                                                                      7
         1.2      Interpretation                                                                  12

2        Subscription                                                                             12

         2.1      Condition                                                                       12
         2.2      Completion                                                                      13
         2.3      Implementation of Transaction                                                   13
         2.4      Obligations on Cordiant Parties and on the Company prior to Completion          14
         2.5      Obligations on the Funds and others at Completion                               14
         2.6      Obligations on Cordiant Parties and Company at Completion                       16
         2.7      Obligations on parties at Completion                                            17
         2.8      Interdependency                                                                 18
         2.9      Restructuring and re-organisation                                               18
         2.10     Property Leases                                                                 18
         2.11     Post Completion Audit                                                           18

3        Period before and period after Completion                                                19

         3.1      Carrying on of business                                                         19
         3.2      Access                                                                          19
         3.3      Permitted acts                                                                  20
         3.4      Period after Completion                                                         20

4        Warranties                                                                               21

         4.1      The Funds warranties and the Trust Warranty and the PEP representation          21
         4.2      Warranties                                                                      22
         4.3      Awareness                                                                       22
         4.4      Application of Warranties                                                       22
         4.5      Disclosure undertaking                                                          22
         4.6      Indemnity                                                                       23
         4.7      No reliance                                                                     23
         4.8      Monetary and time limitations                                                   24
         4.9      Disclosures                                                                     24
         4.10     Further limitations                                                             24
         4.11     Tax limitations                                                                 25
         4.12     Remedies                                                                        25
         4.13     Right to reimbursement                                                          26
         4.14     Mitigation                                                                      26
         4.15     Insurance                                                                       26
         4.16     Acknowledgment                                                                  26
         4.17     Payments                                                                        26
         4.18     Effect of Payment                                                               26

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5        Conduct of Claims                                                                        27

         5.1      Notification of Claims                                                          27
         5.2      Conduct of Claims                                                               27
         5.3      Access to information                                                           28

6        Announcements                                                                            28

         6.1      Legal requirements                                                              28
         6.2      Disclosure to officers and professional advisers                                28
         6.3      Further publicity                                                               28
         6.4      Agreed announcement                                                             28

7        Duties, costs and expenses                                                               29

         7.1      Duties                                                                          29
         7.2      Costs and expenses                                                              29
         7.3      Costs of performance                                                            30

8        GST                                                                                      30

         8.1      Interpretation                                                                  30
         8.2      GST gross up                                                                    30
         8.3      Reimbursements                                                                  30
         8.4      Tax Invoice                                                                     30

9        General                                                                                  30

         9.1      Notices                                                                         30
         9.2      Governing law and jurisdiction                                                  32
         9.3      Prohibition or enforceability                                                   32
         9.4      Waivers                                                                         33
         9.5      Variation                                                                       33
         9.6      Cumulative rights                                                               33
         9.7      Non-merger and survival of Warranties                                           33
         9.8      Survival                                                                        33
         9.9      Further assurances                                                              33
         9.10     Entire agreement                                                                33
         9.11     Third party rights                                                              34
         9.12     Counterparts                                                                    34
         9.13     Assignment                                                                      34
         9.14     Attorneys                                                                       34

Schedule 1 - Warranties

Schedule 2 - Investor Share Subscriptions

Schedule 3 - Managers

Schedule 4 - Address details for Managers

Schedule 5 - Key Employees

Schedule 6 - Subsidiaries

Schedule 7 - The Funds' Warranties

                                       3

Schedule 8 - Properties

Schedule 9 - Business Names and Trade Marks

Schedule 10 - Cordiant UK Knowledge Enquiries

Schedule 11 - Directors and Shareholders

Schedule 12 - Closing Mechanism

Schedule 13 - The Trust Warranties

Annexure A - Constitution

Annexure B - Service Agreements

Annexure C - Shareholders Agreement

Annexure D - Reorganisation Agreements

Annexure E - Data Room Documentation

Annexure F - Network Agreement

Annexure G - Reorganisation Agenda

Annexure H - MarketForce Proceeds Agreement

Annexure I - Tax Assignment Deed

Annexure J - Tax Indemnity Deed

Annexure K - Allocation Spreadsheet

Annexure L - Loan Agreement

Annexure M - Escrow Letter


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This investment agreement
          is made on                        2003 between the following parties:

          1. Cordiant Communications Group Plc of 1-5 Midford Place, London W1T 5BH, United Kingdom
               (Cordiant UK)

          2. Cordiant Communications (Australia) Pty Ltd ACN 082 292 019 of Level 15, 35 Clarence Street, Sydney, New South Wales, 2000 (Cordiant Australia)

          3. Bain Pacific Associates, LLC of C/- Bain Capital LLC, 111 Huntington Avenue, Boston, Massachusetts, 02199, United States of America

               BCIP Associates II of C/- Bain Capital LLC, 111 Huntington Avenue, Boston, Massachusetts, 02199, United States of America

               BCIP Associates II-B of C/- Bain Capital LLC, 111 Huntington Avenue, Boston, Massachusetts, 02199, United States of America

               Pacific Equity Partners Fund I Pty Limited (ACN 083 026 822) of C/- Pacific Equity Partners Pty Limited, Level 36, 2 Chifley Square, Sydney, New South Wales, 2000

               Pacific Equity Partners (NZ) Limited of C/- Chapman Tripp Sheffield Young, Level 35, Coopers & Lybrand Tower, 23-29 Albert Street, Auckland, New Zealand

               PEP Co-Investment Pty Limited (ACN 083 026 859) of C/- Pacific Equity Partners Pty Limited, Level 36, Chifley Tower, 2 Chifley Square, Sydney, New South Wales, 2000

               PEP Investment Pty Limited (ACN 083 926 084) of C/- Pacific Equity Partners Pty Limited, Level 36, Chifley Tower, 2 Chifley Square, Sydney, New South Wales, 2000

               (Funds)

               Pacific Equity Partners Pty Ltd (ACN 083 026 822) of Level 36, Chifley Tower, 2 Chifley Square, Sydney, New South Wales, 2000
               (PEP)

          4. The persons listed in schedule 3 (the Managers and each a Manager)

          5. TCG Nominee Pty Limited as trustee of the TCG Trust of c/- 35 Clarence Street, Sydney, New South Wales, 2000 (Trust)

          6. Cordiant Communications Group Australia Pty Ltd ACN 003 203 450 of Level 15, 35 Clarence Street, Sydney, New South Wales, 2000 (Company)

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

          7. The Communications Group Holdings Pty Ltd ACN 104 455 003 of c/- 35 Clarence Street, Sydney, New South Wales 2000 (Investor)

Recitals

          A.   The Funds and the Trust will  subscribe  for Investor  Shares and
               the   Investor   will  borrow   funds  from   certain   financial
               institutions.

          B. Following certain restructuring steps, the Investor will acquire Cordiant UK's and Cordiant Australia's Company Shares on the terms and conditions set out in this agreement.

The parties agree

               in consideration of, among other things, the mutual promises contained in this agreement:

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1    Definitions and interpretation

     1.1  Definitions

          In this agreement:

          Accounting Standards means the Australian Accounting Standards from time to time and if and to the extent that any matter is not covered by the Australian Accounting Standards means generally accepted accounting principles applied from time to time in Australia for a company similar to the Company;

          Accounts  means  the  consolidated   profit  and  loss  statement  and
          consolidated balance sheet of the Group as at the Accounts Date;

          Accounts Date means 31 December 2002;

          Allocation Spreadsheet means the allocation spreadsheet dated the date of this agreement and initialled by PEP, Cordiant UK, the Trust and the Managers;

          Authorisation means any consent, registration,  certificate,  licence,
          approval,   permit,   authority  or  exemption  from,  by  or  with  a
          Governmental Agency;

          Bain Funds means Bain Pacific Associates, LLC; BCIP Associates II and BCIP Associates II-B;

          Business means the business carried on by the Group;

          Business Day means a day on which banks are open for business in Sydney and London excluding a Saturday or a Sunday or a public holiday;

          Claim means any claim or cause of action (other than a claim or cause of action under the Tax Indemnity Deed) including, but not limited to:

          (a) in contract;

          (b) in tort; or

          (c) under statute,

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
          in respect of any  Transaction  Document,  the  Business,  the Company
          Shares, the Investor Shares or any member of the Group or their affairs or prospects including without limitation in respect of any breach of Warranty;

          Company Share means a share in the capital of the Company;

          Completion means completion of the Transaction as provided for under clause 2;

          Completion Date means the day on which the conditions in clauses 2.1(a)(1) - (3) are satisfied or such other date as the parties agree in writing;

          Constitution means the constitution attached to this agreement as annexure A;

          Cordiant Parties means Cordiant UK and Cordiant Australia and Cordiant Party means either one of them;

          Corporations Act means the Corporations Act 2001 (Cth);

          Data Room Documentation means:

          (a)  the  documents  and  information   contained  in  the  data  room
               established and made available to the Investor, the Funds and their representatives and advisers; and

          (b) the answers to requests for further information made by the Investor, the Funds and their representatives and advisers,

          an index of which is set out in annexure E;

          Disclosure Letter means the letter from Cordiant UK to the Investor dated the same date as this agreement, containing disclosures in respect of the Warranties;

          Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia;

          Duty means any stamp, transaction or registration duty or similar charge imposed by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge or other amount imposed in respect of the above, but excludes any Tax;

          Employees means the employees of the Group;

          Escrow Letter means the escrow letter in the form attached to this agreement as annexure K;

          Excluded Companies means Blackbook Holdings Pty Ltd, The Campaign Palace Limited, The Media Palace Pty Ltd, Black Book Nominees Pty Ltd, Black Book Nominees (Sydney) Pty Ltd, Marketforce Limited, Redline Marketing Studio Pty Limited, Marketforce Advertising Limited, Knockout Solutions Limited, E Media Works Limited, Design One
          Productions Pty Ltd, In Sync Communications Pty Ltd, Marketforce Nominees Pty Limited and Professional Public Relations (Asia) Limited;

          Facility Document means the facility agreement between the Investor, National Australia Bank Limited, Westpac Banking Corporation and others to be entered into on or prior to the Completion Date on terms no less favourable to the Investor than the terms set out in the commitment letters from each of National Australia Bank Limited and Westpac Banking Corporation to the Investor;

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

          Governmental Agency means any government or governmental, semi-governmental, fiscal, administrative or judicial body, department, commission, authority, instrumentality, tribunal, agency or entity;

          Group  means each of the Company and the  Subsidiaries  including  The
          Communications Group Limited and X/M Pty Limited but excluding the Excluded Companies and Group Company means any one of them;

          Investment Services Agreement has the meaning given to that term in the Shareholders Agreement;

          Investor Share means an ordinary share in the capital of the Investor;

          Loan Agreement means the loan agreement attached to this agreement as annexure L;

          Key Employee means an employee listed in schedule 5;

          Limitation Period has the meaning given to that term in the Tax Indemnity Deed;

          Loss means any damage, claim, action, liability, cost, expense, outgoing, payment, fine or penalty or other loss of whatever nature;

          Management Accounts means the unaudited management accounts prepared in respect of the Business for March 2003 and, to the extent that such accounts are in existence at any relevant date, each subsequent calendar month until Completion;

          Material Adverse Change Event means an event which has (or a series of events which taken together have) an adverse impact on the annual consolidated earnings before interest and tax of the Group in an amount of more than $1,000,000 (net of the amount of any direct cost savings of any Group Company arising as a result of such event and net of the amount of the dollar impact of any event which has (or series of events which taken together have) a positive impact on the annual consolidated earnings before interest and tax of the Group) and includes the termination by Telstra Corporation Limited of the Heads of Agreement between Telstra Corporation Limited and the Investor dated 12 May 2003, provided that for the purpose of this definition a reference to an "event" is a reference to an actual occurrence and does not for the avoidance of doubt include a re-forecasting, re-budgeting, revision or amendment of an account, plan or budget and provided that a decision by a client to review an account held by such client with a Group Company will not of itself constitute a Material Adverse Change Event;

          MarketForce Proceeds Agreement means the agreement entitled "Deed of Assignment - MarketForce Proceeds" between the Company, certain of the Subsidiaries and Bates Worldwide, Inc., in the form attached to this agreement as annexure H;

          MarketForce   Sale  Agreement  has  the  meaning  given  to  the  term
          "MarketForce Deed" in the MarketForce Proceeds Agreement;

          Network Agreement means the network agreement between Bates Worldwide, Inc., George Patterson Pty Ltd and others in the form attached to this agreement as annexure F;

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

          PEP Funds means Pacific Equity Partners Fund 1 Pty Ltd; Pacific Equity Partners (NZ) Limited; PEP Co-Investment Pty Ltd and PEP Investment Pty Ltd;

          Pre-Completion Tax Return has the meaning set out in the Tax Indemnity Deed;

          Properties means the leased properties listed in schedule 8;

          PPR Guarantees means any guarantees given by Professional Public Relations Pty Limited to National Australia Bank Limited:

          (a) as security for an overdraft facility provided by National Australia Bank Limited to Vision Splendid Media Pty Limited dated 30 April 1998; or

          (b) as security for a Business Secured Overdraft provided by National Australia Bank Limited to Vision Splendid Media Pty Limited dated 15 November 2000;

          Related Corporation has the meaning given to the term "related body corporate" in the Corporations Act;

          Reorganisation Agenda means the agenda entitled "Restructure of Cordiant Group", setting out the corporate actions to be taken by the Cordiant Parties and the Group prior to Completion, attached to this agreement as annexure G;

          Reorganisation Agreements means the agreements attached to this agreement as annexure D;

          Security Interest means an interest or power:

          (a) reserved in or over an interest in any asset excluding any retention of title arising in the ordinary course of business; or

          (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

          by way of security for the payment of a debt or any other monetary obligation or the performance of any other obligation and includes, but is not limited to, any agreement to grant or create any of the above;

          Service Agreements means the service agreements between the Company and certain employees of the Group substantially in the form of the pro forma agreement attached as annexure B;

          Shareholders Agreement means the shareholders agreement between the Funds, Cordiant Australia and others in the form attached to this agreement as annexure C;

          Subsidiaries means the companies which will be subsidiaries (as defined in the Corporations Act) of the Company after Completion including those listed in Schedule 6 and Subsidiary means any one of them;

          Tax means any tax, levy, charge, impost, duty, fee, deduction or withholding, but excludes any Duty or similar charge, which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to any interest, fine, penalty, charge, fee or any other amount imposed on, or in respect of, any of the above;

          Tax Act means the Income Tax Assessment Acts of 1936 and 1997, as in force at Completion;

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

          Tax Assignment Deed means the deed of assignment between the Company, Cordiant UK and others in the form of the deed attached to this agreement as Annexure I;

          Tax Claim and Tax Liability have the meaning given to such terms in the Tax Indemnity Deed;

          Tax Indemnity Deed means the agreement in the form attached as Annexure J;

          Tax Law means any law relating to either Tax or Duty as the context requires;

          Tax Receivables has the meaning given to the term "Receivables" in the Tax Assignment Deed;

          Tax Warranties means the warranties in paragraph 21 of schedule 1;

          Third Party Claim means any claim asserted by any third party (including any Governmental Agency) against the Investor, the Funds, PEP, the Trust, a Manager or a Group Company or Bain Capital llc, in respect of which a Cordiant Party may be liable under this agreement;

          Transaction means the subscription by the Funds and the Trust for Investor Shares, the acquisition by the Investor of Company Shares from the Cordiant Parties on the terms of this agreement and the other actions referred to in clause 2;

          Transaction Documents means:

          (a)  this agreement;

          (b)  the Constitution;

          (c)  the MarketForce Proceeds Agreement;

          (d)  the Service Agreements;

          (e)  the Facility Document;

          (f)  the Shareholders Agreement;

          (g) the Reorganisation Agreements and any other documents relating to the Reorganisation Agenda;

          (h)  the Tax Indemnity Deed;

          (i)  the Tax Assignment Deed;

          (j)  the Network Agreement;

          (k)  the Investment Services Agreement;

          (l)  the Disclosure Letter;

          (m)  the Loan Agreement;

          (n)  the Allocation Spreadsheet; and

          (o)  the Escrow Letter;

          Valuer has the meaning given to the term Independent Auditor in the Tax Indemnity Deed;

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

          Warranty Claim means any claim or cause of action in respect of any breach of the Warranties or clause 2.9 or any similar claim or cause of action, whether based in contract, tort, under statute or otherwise; and

          Warranties  means  the  warranties  and  representations  set  out  in schedule 1.

1.2  Interpretation

          In this agreement, unless the context otherwise requires:

          (a)  headings  are  for  convenience   only  and  do  not  affect  the
               interpretation of this agreement;

          (b)  words importing the singular include the plural and vice versa;

          (c)  words importing a gender include any gender;

          (d) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

          (e) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

          (f) a reference to a clause, party, annexure or schedule is a reference to a clause of, and a party, annexure and schedule to, this agreement and a reference to this agreement includes any annexure and schedule;

          (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

          (i) a reference to a party to a document includes that party's successors and permitted assigns;

          (j) where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the following Business Day;

          (k) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision; and

          (l) a covenant or agreement on the part of two or more persons is given by them and binds them severally and not jointly and severally.

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

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2    Subscription

     2.1  Condition

          (a)  Completion will not proceed unless:

               (1) Cordiant UK has obtained shareholder approval for it to carry out the matters contemplated by this agreement;

               (2) Cordiant UK has received from its lenders approval for it to carry out the matters contemplated by this agreement;

               (3) the Investor has received from its financiers under the Facility Document the funds necessary for it to carry out the matters contemplated by this agreement; and

               (4)  there has been no Material Adverse Change Event.

          (b) Cordiant UK must use its best endeavours to satisfy the conditions in clause 2.1(a)(1) and clause 2.1(a)(2). The Funds and PEP must use their best endeavours to satisfy the condition in clause 2.1(a)(3) on or before the date of the meeting of Cordiant UK shareholders convened in order to satisfy the condition in clause 2.1(a)(1).

          (c) A party must promptly notify the other parties in writing if it discovers that a condition in clause 2.1(a) is satisfied or becomes incapable of being satisfied.

          (d) The conditions in clause 2.1(a) may only be effectively waived if waived by the Funds and Cordiant UK.

          (e) If any condition in clause 2.1(a) is not waived in accordance with clause 2.1(d) or satisfied on or before 30 June 2003, this agreement automatically terminates. Upon termination, this agreement has no further effect except as provided in clause 9.8, and no party is liable to any other party, except in respect of any breach of this agreement occurring before termination.

     2.2  Completion

          Subject to clause 2.1(a), Completion must take place at the offices of Freehills in Sydney on the Completion Date unless otherwise agreed by the parties.

     2.3  Implementation of Transaction

          The remaining sub-clauses of this clause 2 set out the actions to be completed to implement the Transaction. Implementation of the
          Transaction will involve the following steps occurring in the following order:

          (a)  following execution of this agreement and prior to Completion:

               (1) the Company redeeming all of the redeemable preference shares issued by the Company (see clause 2.4);

               (2) the Company undertaking the steps set out in the Reorganisation Agenda including paying the dividends and repaying the inter group loans as contemplated in the Reorganisation Agenda (see clause 2.4), to the extent that such steps have not already taken place; and

               (3) the Company repaying part of the loan owed to Bates Worldwide, Inc. (see clause 2.4);

          (b) at Completion, the Company procuring the repayment of certain loans owing to Cordiant UK and Related Corporations of Cordiant UK (see clause 2.7); and

          (c)  at Completion:

               (1) the Funds and the Trust subscribing (or procuring the subscription for) in aggregate $20,650,001 in the Investor (see clause 2.5);

               (2) the Investor borrowing $47,500,000 from certain financial institutions (see clause 2.5);

               (3) the Investor purchasing all of the Company Shares held by the Cordiant Parties in consideration for:

                    (A) the issue of 8,849,999 Investor Shares to Cordiant Australia (see clause 2.5); and

                    (B) the payment of $38,141,246 in aggregate to such parties in the manner set out in clause 2.5; and

               (4) the Investor being the sole shareholder of the Company following the share purchase.

     2.4  Obligations on Cordiant Parties and on the Company prior to Completion

          Prior to or at Completion the Cordiant Parties and the Company must, to the extent that such actions have not already been taken, ensure that:

          (a) the Company redeems the 358 redeemable preference shares issued by the Company for $3,580,000 payable in cash;

          (b) the Company procures the sale of all of the shares in the Excluded Companies and purchases all of the shares in X/M Pty Limited from Cordiant UK and all of the shares in The Communications Group Limited from Chafma BV, such sales to take place pursuant to the terms of the Reorganisation Agreements;

          (c) the Company procures payment of a fully franked special dividend of $37,581,000;

          (d)  the  Company   takes  all  of  the  other  steps  listed  in  the
               Reorganisation Agenda;

          (e) any Group Company which has the name Cordiant as part of its company name, changes its name to a name that does not include the word Cordiant or any name similar to the Cordiant name;

          (f) the Company procures the execution and delivery to Cordiant UK of the Tax Assignment Deed;

          (g) the Company repays $4,687,961 of the loan of $10,110,184 owing by it to Bates Worldwide, Inc., by procuring that Cordiant Australia agrees to repay to Bates Worldwide, Inc. the sum of $4,687,961; and

          (h) the Company enters into and delivers to Cordiant Australia the MarketForce Proceeds Agreement, duly executed by all parties thereto .

     2.5  Obligations on the Funds and others at Completion

          (a) At or before Completion the Funds, the Managers, the Trust and the Investor must ensure that:

               (1)  the Constitution is adopted as the Investor's constitution;

               (2)  a meeting of directors of the Investor is held to:

                    (A) establish the Board of the Investor in the manner contemplated by the Shareholders Agreement;

                    (B) issue subject to receipt of the subscription price set out in column 3 of schedule 2 the Investor Shares to be issued to the Funds and the Trust as set out in column 2 of schedule 2;

                    (C) authorise the Investor purchasing from Cordiant UK 29,205,560 Series A Company Shares and from Cordiant Australia 8,344,440 Series A Company Shares and 12,450,000 Series B Company Shares, the consideration for which shall be:

                         (i)  the payment to Cordiant UK of $27,448,113;

                        (ii)  the  issue  to  Cordiant   Australia  of 8,849,999
                              Investor  Shares   and  the  payment  to  Cordiant
                              Australia  of $10,693,133; and

                    (D)  authorise the execution of the Transaction Documents to
                         which  the   Investor  is  a  party   (other  than  the
                         Constitution);

                    (E) authorise the payment of the costs and expenses as provided in clause 7.2; and

                    (F) authorise the Investor drawing down $47,500,000 under the Facility Documents, lending $23,008,755 to the Company (on the terms of the Loan Agreement) and taking the other steps to be taken by it in connection with the Transaction, all such resolutions to be subject to Completion occurring;

               (3) the Investor, on receipt of the subscription price for the Investor Shares, issues to the party subscribing for such shares share certificates, and updates the register of members;

               (4) the Investor draws down $47,500,000 under the Facility Documents;

               (5) the Investor executes share transfer forms for the transfer to the Investor of 29,205,560 Series A Company Shares from Cordiant

                    UK and the transfer to the Investor of 8,344,440 Series A Company Shares and 12,450,000 Series B Company Shares from Cordiant Australia and the Investor issues to Cordiant Australia 8,849,999 Investor Shares, issues share certificates for such shares and updates the register of members accordingly;

               (6) the Investor pays to Cordiant UK $27,448,113 and pays to Cordiant Australia $10,693,133; and

               (7) the Investor executes any Transaction Document to which it is a party.

          (b)  At or prior to Completion, the Funds and the Trust must:

               (1)  subscribe  for the Investor  Shares set opposite its name in schedule 2, pay the applicable subscription monies and execute the Transaction Documents to which it is a party; and

               (2) procure so far as it is reasonably able to, the drawdown by the Investor of $47,500,000 under the Facility Document.

          (c) At or prior to Completion, PEP must execute any Transaction Document to which it is a party.

          (d) The Trust agrees in favour of the Investors and the Cordiant Parties that:

               (1) as to 2,787,750 Investor Shares to be subscribed for by it, such shares will be held by it as trustee for the Managers in the proportions set out in the Allocation SpreadShhet;

               (2) as to 1,637,250 Investor Shares to be subscribed for by it, such shares will be held by it as trustee for the individuals listed as tier three and tier four managers in the Allocation Spreadsheet provided that the Trust may, rather than subscribing for a portion of the Investor Shares on behalf of a particular manager, procure that such manager subscribes directly for such Investor Shares (provided that such person signs an adherence deed agreeing to adhere to this agreement and the Shareholders Agreement) and provided further that the Trust may substitute a person listed as a tier three or tier four manager or may elect to alter the number of Investor Shares allocated to a particular tier three or tier four manager provided that any such change to the identity of managers or the allocations to such persons are first approved by Cordiant UK and the Investors; and

               (3) procure that each tier three and tier four manager signs a deed, in Cordiant UK's favour, agreeing to be bound by this agreement to the same extent as if named in it as a "Manager".

          (e)  Each  Manager  severally  agrees  to  subscribe,   on  or  before
               Completion, for units in the Trust up to the value of units specified against his or her name in the Allocation Spreadsheet.

          (f) The PEP Funds agree to underwrite the subscription obligations of the Trust pursuant to clause 2.5(d)(2) such that if the Trust does not subscribe in full for 1,637,250 Investor Shares pursuant to that clause, the PEP

               Funds will between them subscribe for any such Investor Shares which the Trust does not subscribe for under clause 2.5(d)(2).

     2.6  Obligations on Cordiant Parties and Company at Completion

          At or before Completion the Cordiant Parties and the Company must ensure that:

          (a) Cordiant UK executes a share transfer form for the transfer of 29,205,560 Series A Company Shares from Cordiant UK to the Investor for the payment of $27,448,113;

          (b) Cordiant Australia executes three share transfer forms for the transfer of the following Company Shares from Cordiant Australia to the Investor:

               (1) 1,072,207 Series B Company Shares for the issue of 1,007,686 Investor Shares;

               (2) 8,344,440 Series A Company Shares for the issue of 7,842,313 Investor Shares; and

               (3) 11,377,793 Series B Company Shares for the payment of $10,693,133;

          (c)  a meeting of directors of the Company is held to:

               (1) appoint the persons nominated by the Investor prior to Completion as directors of the Company;

               (2) approve the transfer of Company Shares from the Cordiant Parties to the Investor; and

               (3) authorise the execution of the Transaction Documents to which the Company is a party,

               all such resolutions to be subject to Completion occurring;

          (d) the Company issues to the Investor a share certificate for the Company Shares purchased by the Investor from the Cordiant Parties and updates the register of members;

          (e) the Company executes the Transaction Documents to which it is a party and procures that any Subsidiary that is a party to a Transaction Document execute such Transaction Document;

          (f)  all  parties  to  the  Network   Agreement  execute  the  Network
               Agreement;

          (g) unless executed previously, all parties to the MarketForce Proceeds Agreement execute the MarketForce Proceeds Agreement;

          (h)  the Cordiant Parties execute the Tax Indemnity Deed; and

          (i)  the   Cordiant   Parties  and  the  Company   execute  all  other
               Transaction Documents to which they are a party.

     2.7  Obligations on parties at Completion

          At Completion all parties must take all action within their power to procure that:

          (a) the Investor lends $23,008,755 to the Company and the Company lends $10,531,967 to George Patterson Pty Ltd and $2,317,970 to X/M Pty Ltd;

          (b) George Patterson Pty Ltd repays the loan of $15,531,967 owing by it to Cordiant UK by way of the payment of the sum of $10,531,967 and the assignment of the Tax Receivables by way of the entry into and delivery to Cordiant UK of the Tax Assignment Deed;

          (c) the Company repays the loan of $5,422,223 owing by it to Bates Worldwide, Inc. by way of the payment of the sum of $5,422,223;

          (d) Cordiant Australia repays the loan owing by it to the Company of $281,000 by off-setting such amount against $281,000 of the Cordiant Loan. The term Cordiant Loan means the loan owned by the Company to Cordiant Australia of $4,856,595;

          (e) the Company repays $4,575,595 to Cordiant Australia in full and final satisfaction of the Cordiant Loan;

          (f) X/M Pty Ltd repays the loan of $2,317,970 owing by it to X/M New York by way of the payment of $2,317,970; and

          (g) the Company pays $37,581,000 to Cordiant UK by way of payment of the promissory note issued to Cordiant UK in satisfaction of the dividend paid to Cordiant UK pursuant to clause 2.4(c).

     2.8  Interdependency

          The obligations of the parties in respect of Completion are interdependent. All actions at Completion will be deemed to take place simultaneously and no delivery or payment will be deemed to have been made until all deliveries and payments under this agreement have been made.

     2.9  Restructuring and re-organisation

          The Cordiant Parties agree and undertake to indemnify and hold harmless the Investor from all Loss incurred by the Investor in connection with any of the matters and actions contemplated by the Reorganisation Agenda and the Reorganisation Agreements other than any Tax payable by any party as a consequence of any action taken pursuant to the Reorganisation Agenda or the Reorganisation Agreements.

     2.10 Property Leases

          The Cordiant Parties must use best endeavours to obtain, prior to Completion, the consent (of the relevant landlord) to the deemed assignment of the following Property Leases by virtue of the change in ownership of the Company occurring under the Transaction Documents:

          (a)  162-168 Collins Street, Melbourne;

          (b)  Level 4, Comalco Place, 12 Creek Street, Brisbane; and

          (c)  Level 6 and Part Level 5, 303 Collins Street, Melbourne,

          and at Completion must provide to the Funds copies of any such consents as are obtained prior to Completion. If such consents are not obtained prior to Completion, Completion will proceed and the parties must use their best endeavours to obtain the consent of the relevant landlords following Completion.

     2.11 Post Completion Audit

          The post-Completion audit mechanics are set out in schedule 12. The parties must perform their obligations set out in schedule 12.

--------------------------------------------------------------------------------
3    Period before and period after Completion

     3.1  Carrying on of business

          Subject to clause 3.3, between the date of this agreement and Completion, the Cordiant Parties must use reasonable endeavours to ensure that:

          (a) the business of the Group is conducted in the ordinary course in all material respects;

          (b) the Company does not pay any dividend or distribute or return any capital to its members;

          (c)  no Group Company:

               (1)  issues  any  shares,   options  or   securities   which  are
                    convertible into shares in that Group Company or buys back any of its shares;

               (2) enters into any material contract or arrangement outside the ordinary course of business or otherwise than on arm's length terms;

               (3) acquires or disposes of any assets other than on arm's length terms;

               (4) engages any new employee to fill a new role with an annual remuneration package in excess of $150,000 or, except in the ordinary course of business, terminates the employment of any of its employees or changes in any material respect the terms of employment (including remuneration);

               (5) makes any material change to its policy and practice as to payment of creditors and collection of trade receivables;

               (6) incurs any indebtedness or liability in the nature of borrowings other than in the ordinary course of business; or

               (7)  alters its constitution.

     3.2  Access

          Before the Completion Date, the Cordiant Parties must use reasonable endeavours to ensure that the Funds and a reasonable number of persons authorised by the Funds:

          (a) are given reasonable access during normal business hours and on reasonable notice, to inspect the assets, Properties, books of account, records and documents of the Group; and

          (b)  have reasonable access to senior management of the Group.

               However, the Funds must ensure that any persons provided with the access referred to in clause 3.2(a) comply with the reasonable requirements of the Group and do not interfere with the Business or operations of the Group.

     3.3  Permitted acts

          Before Completion, a Cordiant Party or any Group Company may do anything:

          (a) contemplated in this agreement or any other Transaction Document (including as contemplated in the Reorganisation Agenda);

          (b) to reasonably and prudently respond to an emergency, disaster or unexpected situation (including a situation giving rise to a risk of personal injury or damage to property);

          (c) which is necessary for a Group Company to meet its legal or contractual obligations;

          (d) first approved by the Funds in writing, such approval not to be unreasonably withheld or delayed;

          (e) to comply with an obligation under any agreement to which such entity is a party to make distributions to its shareholders;

          (f) to pay the Cordiant UK authorised bonus payments to employees in relation to the year ended 31 December 2002 provided for in the Accounts; or

          (g) to continue to operate the cash pooling arrangements in place between the Group and the Cordiant Parties provided that no more than $41,000,000 is provided to Cordiant UK under such pooling arrangements; and

          (h) to enter into the MarketForce Sale Agreement and to pay the proceeds received at completion of the MarketForce Sale Agreement Bates Worldwide, Inc. (or any other Related Corporation of Cordiant UK) if completion of the MarketForce Sale Agreement occurs prior to Completion, in accordance with the terms of the MarketForce Proceeds Agreement.

     3.4  Period after Completion

          (a) The parties agree that in the period to 30 June 2003 none of the following actions will take place, without the prior written consent of Cordiant UK:

               (1) the payment of dividends to the Company such that the aggregate of all dividends received by the Company in the financial year ending 30 June 2003 exceeds $1,000,000;

               (2) a transfer of shares by the Company for consideration other than the book value of such shares;

               (3) the provision of an intra-group loan by the Company such that the amount outstanding in relation to all intra-group loans made by the Company exceeds $20,000,000 or such that the total annual interest receivable by the Company in the financial year ending 30 June 2003 will exceed $1,000,000;

               (4) the payment or receipt of any management charge from the Company to a subsidiary of the Company such that the aggregate of all management charges made or received by the Company in the financial year ending 30 June 2003 exceeds $1,000,000;

               (5) a revaluation of any asset which would result in a gain of in excess of $1,000,000 being recorded in the Company's accounts; and

               (6) the completion of any other transaction which results in income, under Australian generally accepted accounting principles, in the financial year ending 30 June 2003, which is not subject to Tax (including where such income is sheltered from Tax by the transfer of Tax losses from other Group Companies), of the Company in excess of $1,000,000.

          (b) The parties must ensure that the Company and each Group Company submits the tax returns for the years ended 31 December 2001 and 31 December 2002 of each such entity as soon as possible after the date of this agreement and in any event prior to 15 July 2003. In addition, the parties agree that, unless Cordiant UK and PEP agree otherwise, KPMG will be retained to continue to act as the tax agent for the Group in respect of the periods ended 31 December 2001, 31 December 2002 and 30 June 2003.

          (c) The parties must ensure that each Group Company changes its current year end for accounting purposes from 31 December 2003 to 30 June 2003, as soon as possible after the date of this agreement.

          (d) The Funds and the Investor agree that they will prepare the consolidated profit and loss statement and consolidated balance sheet of the Group for the 6 month period ending 30 June 2003, as soon as is reasonably possible following 30 June 2003.

          (e) The parties must ensure that no choice to consolidate a consolidatable group under section 703-50 of the Income Tax Assessment Act 1997 is made, and no other action taken, which would have the effect of forming a consolidated group (within the meaning of Division 703 of that Act) of which any Group Company is a member with effect from a date on or before 30 June 2003.

--------------------------------------------------------------------------------
4    Warranties

     4.1  The Funds warranties and the Trust Warranty and the PEP representation

          (a) The Funds represent and warrant to Cordiant UK that each of the warranties set out in schedule 7 is, at the date of this agreement, and on the Completion Date will be, true and correct.

          (b) PEP represents to Cordiant UK that to the best of its knowledge and belief there is no reason to believe that any of the conditions to the draw down by the Investor of the funds necessary for it to carry out the matters contemplated by this agreement under the Facility Documents will not be satisfied on or before the Completion Date.

          (c) The Trust represents and warrants to Cordiant UK and to the Funds that each of the warranties set out in schedule 13 is at the date of this agreement, and on the Completion Date will be, true and correct.

          (d) Except to the extent of the Trust's breach of trust, fraud or negligence the Trust is not liable to any other party to a greater extent than the extent to which it is entitled to be and is in fact indemnified out of the property of the TCG Trust.

     4.2  Warranties

          Subject to the qualifications and limitations in this clause 4 and clause 5, Cordiant UK represents and warrants to the Investor that each of the Warranties is, at the date of this agreement, and on the Completion Date will be, true and correct.

     4.3  Awareness

          Where the Warranties are qualified by reference to Cordiant UK's knowledge, awareness or belief, the Investor acknowledges and agrees that Cordiant UK's knowledge, awareness and belief is limited to matters within the actual knowledge of the following persons (having made the enquiries specified in schedule 10):

          (a)  Andy Boland;

          (b)  Nathan Runnicles;

          (c)  Michael J Kopcsak;

          (d)  Andy Bigham;

          (e)  Ian Smith;

          (f)  David Murray;

          (g)  Jenny Bridge;

          (h)  Alex Hamill;

          (i)  Anthony Phillips;

          (j)  Douglas Nicol;

          (k)  Jane Neale;

          (l)  Anne Parsons; and

          (m)  Gavin Partridge.

     4.4  Application of Warranties

          Each of the Warranties:

          (a)  remains in full force and effect after Completion; and

          (b) is separate and independent and is not limited by reference to any other Warranty or any other provision in this agreement.

     4.5  Disclosure undertaking

          Prior to Completion, the Cordiant Parties undertake to disclose as soon as practicable in writing to PEP anything which is or may constitute a breach of or be inconsistent with any of the Warranties when it comes to the notice of either of them.

     4.6  Indemnity

          Subject to the qualifications and limitations in clauses 4 and 5, Cordiant UK indemnifies the Investor from all Loss which the Investor suffers or incurs arising out of or in connection with any breach of the Warranties.

     4.7  No reliance

          (a)  The Investor acknowledges and agrees that:

               (1) review: it has entered into this agreement after inspection of the Data Room Documentation and that it is aware of the information referred to in clause 4.9(c);

               (2) prior statements: any statement, representation, term, conduct, warranty, condition, promise or undertaking made, given, implied or agreed to by Cordiant UK or any representative or adviser of Cordiant UK in any negotiation, arrangement, understanding, discussion, correspondence or agreement has no effect except to the extent expressly set out in this agreement;

               (3)  reliance:   except  for  the   Warranties,   no   statement,
                    representation or other conduct of Cordiant UK or any representative or adviser of Cordiant UK has been relied on by it or has induced or influenced it to enter into this agreement; and

               (4) statutory rights: to the maximum extent permitted by law, it waives any right to make and agrees not to make any claim against Cordiant UK or any Related Corporation of Cordiant UK or any of their representatives or advisers under the Corporations Act, the Trade Practices Act 1974 (Cth), the Australian Securities and Investments Commission Act 2001
                    (Cth) or similar provisions in legislation of any state or territory.

          (b) The Trust, each Fund and each Manager acknowledges and agrees that:

               (1) no statement, representation or other conduct of Cordiant UK or any representative or adviser of Cordiant UK has been relied on by any such person or has induced or influenced any such person to enter into this agreement; and

               (2) to the maximum extent permitted by law, that person waives any right to make and agrees not to make any claim against Cordiant UK or any Related Corporation of Cordiant UK or any of their representatives or advisers under the Corporations Act, the Trade Practices Act 1974 (Cth), the Australian Securities and Investments Commission Act 2001 (Cth) or similar provisions in legislation of any state or territory.

          (c) PEP (on its own behalf and not on behalf of any other party) acknowledges and agrees that to the maximum extent permitted by law, it waives any right to make and agrees not to make any claim whatsoever against Cordiant UK or any Related Corporation of Cordiant UK or any of their representatives or advisers in relation to or in any way connected with the matters contemplated by this agreement.

     4.8  Monetary and time limitations

          The Investor's right to make a Warranty Claim is limited as follows:

          (a) timing: Cordiant UK is not liable to the Investor in respect of a Warranty Claim unless:

               (1) in the case of a Warranty Claim other than one which relates to a Tax Warranty, the Investor has given written notice to Cordiant UK setting out the details of the claim in question within 18 months after the Completion Date; or

               (2) in the case of a Warranty Claim which relates to a Tax Warranty, the Investor has given written notice to Cordiant UK setting out details of the claim in question within the Limitation Period;

          (b) thresholds: Cordiant UK is not liable to the Investor in respect of a Warranty Claim unless:

               (1) the amount finally agreed or adjudicated to be payable in connection with that Warranty Claim exceeds $250,000; and

               (2) the aggregate amount finally adjudicated or agreed as being payable in respect of all Warranty Claims which may be recovered under clause 4.8(b)(1) exceeds $1,500,000, in which case the Investor may claim the whole amount; and

          (c) maximum: the maximum aggregate amount which the Investor may recover from the Cordiant UK in respect of all Warranty Claims and in respect of the Tax Indemnity Deed is $61,150,000.

     4.9  Disclosures

          Each Warranty is subject to, and no Warranty Claim may be made in respect of, any fact, matter or circumstance:

          (a) provided for in or contemplated by this agreement or any other Transaction Document;

          (b) fairly disclosed in Data Room Documentation or the Disclosure Letter;

          (c) fairly disclosed in the written correspondence (including email correspondence) from a Cordiant Party or a Group Company or an adviser of any such party to PEP or an adviser of PEP; or

          (d) disclosed on any public record kept by ASIC or any trade mark registry in Australia.

     4.10 Further limitations

          Cordiant UK is not liable for any Claim and neither the Investor nor any other party may make any Claim, to the extent that:

          (a) the Claim is made good, offset (including as a result of expenditure being tax deductible) or compensated for by any other means to the Investor or a Group Company, including any Loss which is recoverable (net of any tax payable) by the Investor or any member of the Group under a policy of insurance;

          (b) a provision, reserve or accrual has been made in the Accounts for any fact, matter or circumstance on which the Claim is based;

          (c) the Claim arises or is increased as a result of anything done or not done after the Completion Date by the Funds, the Investor or any Group Company or any person acting, or purporting to act, on their behalf, except an act done or omission made pursuant to this agreement;

          (d)  the Claim arises as a result of:

               (1) the enactment or amendment of any legislation or regulation (including legislation or regulation which has a retrospective effect or any increase in the rates of Tax announced after the date of this agreement);

               (2)  a change in the judicial interpretation of any law; or

               (3) a change in the administrative practice of any Government Agency,

               after the date of this agreement;

          (e) the matter giving rise to the Claim is remediable and, within 30 Business Days after receiving written notice of the Claim, Cordiant UK remedies the matter;

          (f) the Claim relates to a liability that is contingent, unless and until the liability becomes an actual liability and is due and payable; or

          (g) recovery (less any reasonable costs) has been made by the Investor or the relevant Group Company under the Tax Indemnity Deed in respect of the same subject matter.

     4.11 Tax limitations

          Without limiting any other clauses of this clause 4, Cordiant UK is not liable for any Claim and the Investor must not bring any Claim to the extent that:

          (a) the Claim arises from a failure by the Funds, the Investor or any member of the Group to make any claim, election, surrender or disclaimer or give any notice or consent or do any other thing after Completion;

          (b) where the Claim relates to a breach of a Tax Warranty, the Tax the subject of the Claim would not have arisen but for any change in ownership of the Investor or the Group Companies or other restructure of the Business or the Group on or after Completion or any change in the accounting policy or practice of the Investor or of the Group Companies after Completion; or

          (c) the Claim arises out of the cessation or alteration of the Business after Completion.

     4.12 Remedies

          The Investor's sole remedy for breach of any of the Warranties is damages in accordance with (and subject to) this clause 4 and in no event is the Investor entitled to rescind this agreement for breach of a Warranty.

     4.13 Right to reimbursement

          (a) The Investor must reimburse to Cordiant UK an amount equal to any amount paid by Cordiant UK in respect of any Claim which is subsequently recovered by or paid to the Investor or any member of the Group (net of any tax payable) by any third party (including any insurer).

          (b) Any money paid in respect of an assessment of Tax by or on behalf of a Group Company in respect of a period before Completion must be paid to Cordiant UK if repaid by the Government Agency to the Investor or any Group Company following Completion.

     4.14 Mitigation

          (a) The Investor must ensure that all reasonable steps are taken and all reasonable assistance is given to avoid or mitigate any Loss in respect of any Claim or possible Claim.

          (b) Without limiting clause 4.14(a), the Investor must take all steps reasonably available to them to minimise any Tax which relates (in whole or in part) to transactions or events occurring or deemed to occur or income or gains derived or deemed to be derived or expenditure or losses incurred or deemed to be incurred on or before the Completion Date, including taking the benefit of any relief, allowance, credit or deduction.

     4.15 Insurance

          The Investor and the Managers must ensure that the Group has in place from Completion, valid insurance cover in respect of the Business for the period to Completion, of an amount and on terms no less favourable than the insurance maintained in respect of the Group prior to Completion (the "Pre-Completion Policies") and the Investor, the Funds and the Managers must ensure that such insurance provides coverage in respect of any claim made in respect of the Group which would have been covered by the Pre-Completion Policies had it been notified prior to Completion.

     4.16 Acknowledgment

          The Investor and the Funds acknowledge that at the time of entering into this agreement, they are not aware of any fact, matter or circumstance that could be considered reasonably likely to give rise to a Claim.

     4.17 Payments

          If in respect of or in connection with any Warranty Claim any amount payable to the Investor by the Cordiant Parties is subject to Tax, such additional amounts shall be paid to the Investor by the Cordiant Parties so as to ensure that the net amount received by the Investor is equal to the full amount payable to the Investor under this agreement.

     4.18 Effect of Payment

          A payment in relation to a Claim under this Agreement will be, to the extent possible, an adjustment to the Purchase Price for each share.

--------------------------------------------------------------------------------
5    Conduct of Claims

     5.1  Notification of Claims

          If the Funds, the Investor or any member of the Group becomes aware of any circumstances which constitute or are likely (whether alone or with any other circumstances or with the passage of time) to give grounds for a Claim, the Investor must (and must cause each Group Company to):

          (a) notice: provide to Cordiant UK as soon as reasonably possible and in any event within 10 Business Days of becoming aware of such circumstances, notice of the circumstances and the Claim or potential Claim, setting out reasonable details as then known to the Funds, the Investor and the Group. The Investor must also, on an on-going basis, keep Cordiant UK informed of all material developments in relation to the matter;

          (b) mitigation: take all reasonable steps, and ensure that any relevant Group Company takes all reasonable steps, to mitigate any Loss which may give rise to a Claim; and

          (c) access: without prejudice to the validity of any Claim, give Cordiant UK and its advisers reasonable access to:

               (1)  the employees of any Group Company; and

               (2) the documents, records and accounts of the Funds, the Investor and the Group,

               during normal business hours (and permit Cordiant UK and its advisers to take copies of any documents, records or accounts) to enable Cordiant UK and its advisers to obtain information relating to the Claim or potential Claim.

     5.2  Conduct of Claims

          (a) Following receipt of a notice under clause 5.1(a) which involves a Third Party Claim, Cordiant UK may, by written notice to the Investor, assume the conduct of the defence of the Third Party Claim.

          (b) The Funds and the Investor must ensure that the Funds, the Investor and each member of the Group:

               (1) does not accept, compromise or pay any claim or demand, agree to arbitrate, compromise or settle any legal proceedings or make any admission or take any action, which may in any way prejudice the defence or challenge of the Third Party Claim without Cordiant UK's prior written approval (which approval may not be unreasonably withheld or delayed);

               (2) takes any action, executes any documents and provides any assistance Cordiant UK reasonably requires to avoid, contest, compromise or defend any claim, demand or legal proceedings relating to the Third Party Claim, including providing witnesses and documentary or other evidence and allowing Cordiant UK and its advisers to inspect and take copies of all relevant documents, records and accounts.

          (c) Cordiant UK is not liable to the Investor for any Claim in respect of which the Funds or the Investor do not comply with this clause 5.2.

     5.3  Access to information

          The Investor must give to Cordiant UK and its advisers reasonable access to documents, records and accounts of the Group, during normal business hours (and permit Cordiant UK and its advisers to take copies of any documents, records or accounts) in respect of any period, any part of which is before the Completion Date, where Cordiant UK requires such information to complete any Tax return or lodge any document with a Governmental Agency. The Investor must procure (to the extent that they are able) that the Group provides to Cordiant UK all such assistance and access as the Investor commits to provide under this clause 5.3.

6    Announcements
--------------------------------------------------------------------------------

     6.1  Legal requirements

          A party may disclose anything in respect of this agreement as required:

          (a)  by applicable law; or

          (b) by the requirements of any recognised stock exchange on which its shares or the shares of any Related Corporation are listed;

          but to the extent possible, it must consult with the other parties before making the disclosure and use reasonable endeavours to agree on the form and content of the disclosure.

     6.2  Disclosure to officers and professional advisers

          A party may disclose anything in respect of this agreement to the officers, employees, consultants, advisers and financiers of that party and its Related Corporations but it must use its best endeavours to ensure all matters disclosed are kept confidential.

     6.3  Further publicity

          Subject to clauses 6.1 and 6.2:

          (a) no party may disclose the provisions of this agreement unless the other parties have first consented in writing; and

          (b) each party must ensure that its directors, officers, employees, agents and advisers comply in all respects with this clause 6.

     6.4  Agreed announcement

                  After this agreement has been signed, the parties must make an announcement to the media in a form agreed between them, it being agreed that the announcement will be made to coincide with the opening of the London Stock Exchange on the first Business Day following signing of this agreement and not before such time.

--------------------------------------------------------------------------------
7    Duties, costs and expenses

     7.1  Duties

          (a) Subject to clause 7.1(c), the Funds, the Trust and the Managers must pay any Duty in respect of the execution, delivery and performance of:

               (1)  this agreement;

               (2)  any Transaction Document; and

               (3) any agreement or document entered into or signed under this agreement or any other Transaction Document.

          (b) Subject to clause 7.1(c), the Funds, the Trust and the Managers indemnify the Investor and the Cordiant Parties for any Loss suffered or incurred by the Investor or a Cordiant Party as a consequence of a failure by the Funds to pay any Duty in respect of:

               (1)  this agreement;

               (2)  any Transaction Document; and

               (3) any agreement or document entered into or signed under this agreement or any other Transaction Document.

          (c) The obligations on the Funds, the Trust and the Managers pursuant to clause 7.1(a) and 7.1(b) do not extend to any Duty payable in respect of any of the steps taken under the Reorganisation Agenda, in respect of the transactions taken under the Reorganisation Agreements or in respect of any transactions taken under the MarketForce Proceeds Agreement.

     7.2  Costs and expenses

          (a) At Completion, the Investor must pay the reasonable costs, expenses and disbursements which are invoiced by the legal, accounting and tax advisers of the Funds and Cordiant UK in respect of the review, negotiation, execution and completion of any Transaction Document or other agreement or document which is prepared, entered into or signed in connection with any Transaction Document (up to a maximum of $1,000,000 in the case of Cordiant UK) except to the extent that such costs are unusual or unique such as costs in respect of internal structuring and tax advice which are not standard deal fees.

          (b) At Completion, the Investor must pay the reasonable costs, expenses and disbursements which are invoiced by the legal adviser representing the Trust and the Managers collectively in respect of the review, negotiation, execution and completion of this agreement except to the extent that such costs, expenses or disbursements relate to a Manager's individual investment structuring issues or to a matter specific to an individual Manager.

          (c) Subject to sub-clauses (a) and (b) above, each party must pay its own costs incurred in connection with and in contemplation of this agreement.

     7.3  Costs of performance

          Any action to be taken by a party in performing its obligations under this agreement must be taken at that party's own cost and expense unless otherwise provided in this agreement.

--------------------------------------------------------------------------------
8    GST

     8.1  Interpretation

          In this clause 8, a word or expression defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the meaning given to it in that Act.

     8.2  GST gross up

          If a party makes a supply under or in connection with this agreement in respect of which GST is payable, the consideration for the supply but for the application of this clause 8.2 (GST exclusive consideration) is increased by an amount equal to the GST exclusive consideration multiplied by the rate of GST prevailing at the time the supply is made.

     8.3  Reimbursements

          If a party must reimburse or indemnify another party for a loss, cost or expense, the amount to be reimbursed or indemnified is first reduced by any input tax credit the other party is entitled to for the loss, cost or expense, and then increased in accordance with clause 8.2.

     8.4  Tax Invoice

          A party need not make a payment for a taxable supply made under or in connection with this agreement until it receives a tax invoice for the supply to which the payment relates.

--------------------------------------------------------------------------------
9    General

     9.1  Notices

          (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this agreement:

               (1) must be in legible writing and in English addressed as shown below:

                    (A)  if to Cordiant UK or Cordiant Australia

                         Address:   1-5 Midford Place, London W1T 5BH, United
                                      Kingdom
                         Attention: Mr A Boland
                         Facsimile: 0011 44 207 706 3820;
                         Copy to:   A Donald
                                    Freehills
                                    MLC Centre
                                    19-29 Martin Place
                                    Sydney  NSW  2000
                                    Facsimile:        (02) 9322 4000

                    (B)  if to the PEP Funds

                         Address:   Level 36, Chifley Tower
                                    2 Chifley Square
                                    Sydney, New South Wales 2000
                         Facsimile: (02) 9231 2804
                         Attention: Tim Sims;
                         copy to:   P. Kapp
                                    Minter Ellison
                                    88 Phillip Street
                                    Sydney  NSW  2000
                                    Facsimile: (02) 9921 8123

                    (C)  if to the Bain Funds

                         Address:   111 Huntington Avenue,
                                    Boston, Massachusetts 02199
                                    United States of America
                                    Attention: Stephen Zide

                        Copy to:    Ropes & Gray
                        Address:    One International Place
                                    Boston MA 02110
                        Facsimile:  +617 951 7050
                        Attention:  Raj Marphatia

                    (D) if to the Managers to the address set opposite such persons names in schedule 4;

                    (E)  if to The Communications Group Holdings Pty Ltd

                        Address:    c/- 35 Clarence Street Sydney, NSW 2000
                        Facsimile:  02 9778 7585
                        Attention:  Ian Smith,
                        Copy to:    The PEP Funds, the Bain Funds and
                                    Cordiant UK;

                    (F)  if to the Trust

                        Address:    c/- 35 Clarence Street Sydney, NSW 2000
                        Facsimile:  02 9778 7585
                        Attention:  Ian Smith,

                    or as specified to the sender by any party by notice;

               (2) where the sender is a company, must be signed by an officer or under the common seal of the sender;

               (3) is regarded as being given by the sender and received by the addressee:

                    (A) if by delivery in person, when delivered to the addressee;

                    (B) if by facsimile transmission, whether or not legibly received, 30 minutes after transmitted to the addressee (as evidenced by a satisfactory transmission report),

                    but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day; and

               (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

          (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 9.1(a)(3) and informs the sender that it is not legible.

          (c) In this clause 9.1, reference to an addressee includes a reference to an addressee's officers, agents or employees.

     9.2  Governing law and jurisdiction

          (a)  This agreement is governed by the laws of New South Wales.

          (b) Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

     9.3  Prohibition or enforceability

          (a) Any provision of, or the application of any provision of, this agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

          (b) Any provision of, or the application of any provision of this agreement, which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions of this agreement in that or any other jurisdiction.

          (c)  The  application  of this  clause 9.3 is not limited by any other
               provision  of  this   agreement  in  relation  to   severability,
               prohibition or enforceability.

     9.4  Waivers

          (a) Waiver of any right, power, authority, discretion or remedy arising upon a breach of or default under this agreement must be in writing and signed by the party granting the waiver.

          (b) A failure or delay in exercise, or partial exercise, of a right, power, authority, discretion or remedy arising from a breach of or default under this agreement, does not result in a waiver of that right, power, authority, discretion or remedy.

          (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this agreement or default under this agreement as constituting a waiver of that right, power, authority, discretion or remedy.

          (d) This clause may not itself be waived except by writing executed by the party granting the waiver.

     9.5  Variation

          A variation of any term of this agreement must be in writing and executed by each of the parties.

     9.6  Cumulative rights

          The rights, powers, authorities, discretions and remedies arising out of or under this agreement are cumulative and do not exclude any other right, power, authority, discretion or remedy of the parties.

     9.7  Non-merger and survival of Warranties

          (a) Neither the Warranties, nor any other provision of this agreement merges on Completion.

          (b)  The Warranties survive Completion of this agreement.

     9.8  Survival

          Clauses 6, 7 and this clause 9 survive termination of this agreement.

     9.9  Further assurances

          Each party must do all things, and execute all further documents, necessary to give full effect to this agreement and the transaction contemplated by this agreement.

     9.10 Entire agreement

          (a) Other than the letter dated the same date as this agreement, between PEP and Cordiant UK, in relation to clause 2.1 of this agreement (Clause 2.1 Letter), this agreement embodies the entire agreement between the parties with respect to the subject matter of this agreement and supersedes any prior negotiation, arrangement, understanding or agreement with respect to the subject matter or any term of this agreement.

          (b) Any statement, representation, term, warranty, condition, promise or undertaking made, given or agreed to in any prior negotiation, arrangement, understanding or agreement, other than the undertakings made in the Clause 2.1 Letter, has no effect except to the extent expressly set out or incorporated by reference in this agreement.

     9.11 Third party rights

          No person other than the Investor, the Company, the Cordiant Parties, PEP, the Funds, the Trust and the Managers has or is intended to have any right, power or remedy or derives or is intended to derive any benefit under this agreement.

     9.12 Counterparts

          (a)  This agreement may be executed in any number of counterparts.

          (b)  All counterparts, taken together, constitute 1 instrument.

          (c)  A party may execute this agreement by signing any counterpart.

     9.13 Assignment

          None of the parties may assign or transfer, or purport to assign or transfer, any of its rights or obligations under this agreement, except that the Investor may, to enable a financial institution (or any agent or trustee thereof) providing financing or other facilities to the Investor to enforce its security, assign or transfer any of the rights or obligations under this agreement to a third party.

     9.14 Attorneys

          Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

--------------------------------------------------------------------------------
Schedule 1 - Warranties
          In these warranties:

          Environment means the physical factors of the surrounds of human beings including the land, waters, atmosphere, climate, sound, odours, place, the biological factors of animals and plants and the social factors of aesthetics.

          Environmental Law means a law regulating or otherwise relating to the Environment including, without limitation, land use, planning, pollution of the atmosphere, water or land waste, the storage and handling of chemicals, Hazardous Substances, or any other aspect of protection of the Environment.

          Hazardous Substance means any substance which is or may be, hazardous,
          toxic,   dangerous   or   polluting  or  which  is  regulated  by  any
          Environmental Law.

          For the purpose of this schedule 1 a reference to Group Companies or Subsidiaries means a Group Company or a Subsidiary other than Blood Sweat and Tears Creative Communications Pty Ltd, Patts Consulting Pty Ltd, HMA Blaze Pty Ltd and HMA Blaze (Brisbane) Pty Ltd.

--------------------------------------------------------------------------------
1    Shares and capital

     1.1  Title

          The Cordiant Parties are the legal and beneficial owners of the shares set against their name in the table below. The shares in the table below are the only issued shares in the Company. The Cordiant Parties hold the following shares:

          --------------------------------------------- ----------------------------------------------------
                            Shareholder                                   Number of Shares
          --------------------------------------------- ----------------------------------------------------
          Cordiant UK                                   Series A - 29,205,560
          --------------------------------------------- ----------------------------------------------------
          Cordiant Australia                            Series A - 8,344,440
          --------------------------------------------- ----------------------------------------------------
          Cordiant Australia                            Series B - 12,450,000
          --------------------------------------------- ----------------------------------------------------
          Cordiant UK                                   Redeemable Preference Shares - 358
          --------------------------------------------- ----------------------------------------------------

     1.2  Consents

          The Cordiant Parties have full power to enter into and perform their respective obligations under this agreement without the consent of any other person and free of any pre-emptive rights or rights of first refusal or any other such rights that may restrict the transfer or issue of Company Shares to the Investor.

     1.3  Fully paid

          The shares listed in paragraph 1.1of this schedule 1 are fully paid and no money is owing in respect of them. The shares listed in paragraph 1.1 of this schedule 1 are all of the issued shares in the capital of the Company and were validly issued by the Company.

     1.4  Issues of other securities

          None of the Group Companies is under any obligation to issue or allot, and no Group Company has granted any person the right to call for the issue or allotment of any shares or other securities of the relevant Group Company at any time.

     1.5  No legal impediment

          The execution, delivery and performance by the Cordiant Parties of this agreement complies with:

          (a) each law, regulation, authorisation, ruling, judgement, order or decree of any Governmental Agency;

          (b) any Security Interest or document which is binding on either of the Cordiant Parties; and

          (c) the constitution or other constituent documents of the Cordiant Parties.

     1.6  Authorisations

          The Cordiant Parties have taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms.

     1.7  Security Interests

          Neither of the Cordiant Parties has, other than as fully disclosed in the Disclosure Letter, granted or created, or agreed to grant or create, any Security Interest in respect of the Company Shares being transferred, bought-back or issued under this agreement.

--------------------------------------------------------------------------------
2    Authority

     2.1  Corporate existence

          Each Group Company:

          (a) has the power to own its assets and carry on its business as it is now being conducted; and

          (b) is registered and validly existing under the laws of its jurisdiction of incorporation.

     2.2  Compliance with constituent documents

          As far as Cordiant UK is aware, the business affairs of each Group Company have been conducted in accordance with the constitution of the Group Company.

     2.3  Directors and shareholders

          The  directors  and  shareholders  of each Group Company are listed in
          Schedule 11 and these reconcile with the statutory records of each Group Company.

     2.4  Group Companies

          (a) The registered holder and beneficial owner of all of the shares issued in the capital of each of the Subsidiaries is as set out in Schedule 11.

          (b) The Company has no subsidiaries within the meaning of the Corporations Act other than the Subsidiaries.

          (c) The Company has no interest in the share capital of any company other than the Subsidiaries.

--------------------------------------------------------------------------------
3    Conduct of Business

     3.1  Compliance with law

          As far as Cordiant UK is aware, each Group Company has complied with all applicable laws (whether applicable to the conduct of the Business, the use of the Properties, the Employees and the other assets of the Group Companies or in any other manner).

     3.2  Authorisations

          Each Group Company holds all necessary material Authorisations required to conduct the Business, use the assets of the Business and occupy the Properties and has paid all fees due in relation to them and is not in breach of any conditions under them.

--------------------------------------------------------------------------------
4    Information

          (a)  Subject to paragraph (b) below, so far as Cordiant UK is aware:

               (1) the documents and information contained in the data room established and made available to the Investor, PEP, the Funds and their representatives is accurate and not misleading in any material respect; and

               (2) the Company or Cordiant UK has disclosed to the Investor, PEP or the representatives of any such party all information relating to the Group that Cordiant UK believes would be material to a purchaser of the Group.

          (b) No warranty is given in connection with, and Cordiant UK expresses no opinion on, any forecast, projection, estimate or statement of opinion or belief contained in any document or information referred to in paragraph 4(a) above (including without limitation the Management Accounts).

--------------------------------------------------------------------------------
5    Accounts

          The Accounts:

          (a)  have been prepared in accordance  with the Accounting  Standards;
               and

          (b) show a true and fair view of the financial position and the assets and liabilities of the entities the subject of the Accounts at the Accounts Date and of the income, expenses and results of the operations of such entities for the financial period ended on the Accounts Date.

--------------------------------------------------------------------------------
6    Position since Accounts Date

          In the period between the Accounts Date and the date of this agreement:

          (a) the Business has been conducted in the ordinary course in all material respects;

          (b) the Group has not disposed of any of its assets worth more than $250,000 except in the ordinary course of business;

          (c) the Group has not acquired any assets worth more than $250,000, except in the ordinary course of business;

          (d) no Group Company has engaged any new employee with annual remuneration exceeding $150,000;

          (e) no dividends or bonus issues have been declared, made or paid by a Group Company;

          (f) no Group Company has incurred or undertaken any liabilities or obligations, except in the ordinary and usual course of business;

          (g) except in the ordinary and usual course of business, no Group Company has borrowed money;

          (h) no Group Company has increased or agreed to increase the rate of remuneration or compensation payable to any of its Key Employees;

          (i) the rights attaching to any shares in a Group Company, or any options issued to acquire shares in a Group Company, have not altered and no alteration has been made to the capital structure of a Group Company;

          (j) no Group Company has implemented any new accounting or valuation method for its business, assets, property or rights;

          (k) so far as Cordiant UK is aware, no top ten customer (as listed in document C 13 in the Data Room Documentation) has indicated that it intends to

               (1)  cease trading with a Group Company;

               (2) materially alter the terms upon which it trades with the Group Company; and

          (l) no loans have been made nor bonuses paid by a Group Company to employees, nor have any advances or loan money been accepted from any employees.

--------------------------------------------------------------------------------

7    Management Accounts

     So far as Cordiant UK is aware, the Management Accounts, in all material respects have been prepared with reasonable care and attention on a basis consistent with the management accounts from which the Accounts were derived and past practices.

--------------------------------------------------------------------------------
8    Commitments

     8.1  Agreements

          There are no agreements to which a Group Company is a party which are not in the Data Room:

          (a) that are outside the ordinary course of business of a Group Company; or

          (b)  that are not on arms length terms.

     8.2  Default

          So far as Cordiant UK is aware, with respect to each contract material to the business of a Group Company no party to the contract is in material default.

     8.3  Material Contracts

          So far as Cordiant UK is aware, the Data Room Documentation contains copies of all contracts which are material to the operation of the Business.

--------------------------------------------------------------------------------
9    Liabilities under asset and other sale agreements

          Other than in respect of the obligations set out in the Data Room Documentation, no Group Company will have any obligations (actual or contingent) at Completion to:

          (a)  do any act, matter or thing; or

          (b)  pay any moneys under any indemnity,

          pursuant to any agreement entered into by that Group Company or any other Group Company before Completion for the sale of any business, shares or partnership interest.

--------------------------------------------------------------------------------
10   Assets

     10.1 Title to assets

          Each asset (other than intellectual property assets) disclosed or reflected in the Accounts (other than assets disposed of since the Accounts Date) is:

          (a)  the absolute property of a Group Company; and

          (b)  in the possession  and control of a Group Company.

     10.2 Security Interests

          No Group Company has granted or created, or agreed to grant or create, any Security Interests in respect of the assets of the Group, except in the ordinary course of business.

--------------------------------------------------------------------------------
11   Intellectual Property Rights

     11.1 Ownership

          The Group Companies listed in column 3 of schedule 9 own or have a right to use all the trademarks and business names listed in column 1 of schedule 9. So far as Cordiant UK is aware, where a Group Company has required a licence from a third party to use intellectual property of that party in the Business, such licence has been obtained and the terms of such licence have been complied with.

     11.2 No infringement

          So far as Cordiant UK is aware, no third party has alleged in writing to a Group Company that a Group Company has infringed or is infringing that party's intellectual property rights.

     11.3 Disclosure

          So far as Cordiant UK is aware, no material trade secret or confidential information of a Group Company has been disclosed or made available to any person except in the ordinary course of business.

     11.4 Third Party Rights

          No person, other than a Group Company has any right to any of the intellectual property rights listed in Schedule 9.

     11.5 Disclosure

          No Group Company is currently involved in any dispute with any third party in relation to the intellectual property rights listed in
          Schedule 9.

     11.6 Royalty/Fees

          There are no material royalties, licence fees or other similar fees payable by any Group Company in connection with the use of any intellectual property rights listed in Schedule 9.

--------------------------------------------------------------------------------
12   Properties

     12.1 Company's interest

          No Group Company has any interest in land except for its interest in the Properties.

     12.2 Occupation

          The Company or another Group Company has exclusive occupation and quiet enjoyment of the Properties and as far as Cordiant UK is aware holds all easements, rights, interests and privileges necessary or appropriate for the conduct of the Business on the Properties.

     12.3 No notices

          No Group Company has received notice from any third party in respect of any of the Properties:

          (a) in respect of the compulsory acquisition or resumption of any part of any of the Properties; or

          (b) asserting that the current use of the Properties breaches the requirements of any relevant planning scheme; or

          (c) which would be likely to have a materially adverse effect on the use of the Properties in the Business as currently used,

          and, so far as Cordiant UK is aware, no proposal has been made requiring material work to be done or expenditure to be made on or in respect of any of the Properties.

     12.4 No breach

          The Company has not received a notice of default in respect of any Property which remains outstanding and asserts non-compliance with the lease of that property.

     12.5 Disputes

          So far as  Cordiant  UK is aware,  no Group  Company is a party to any
          material   disputes,   claims  or  actions  relating  to  any  of  the
          Properties.

     12.6 Freehold Properties

          No Group Company is the registered holder and/or beneficial owner of any freehold property.

     12.7 Proposed disposal

          No Group Company is a party to any outstanding agreement to acquire or dispose of land or Properties or any interest in land or Properties.

     12.8 No breach

          In relation to the leases of each of the Properties (Property Leases), written copies of which have been provided to the Buyer, such Property Leases are so far as Cordiant UK is aware, complete in all material aspects and there are no other material agreements, documents or understandings in relation to the Property Lease.

     12.9 Termination notice

          No lessor under a Property Lease has serviced any notice to terminate the Property Lease.

     12.10 Assignment

          Neither   Cordiant  UK  nor  any  Group  Company  has  agreed  to  any assignment, subletting, parting with possession or surrender of a Property Lease or any part of the property leased.

--------------------------------------------------------------------------------
13   Shareholdings and memberships

     13.1 Shareholdings

          No Group Company holds a legal or beneficial interest in any shares or other capital or securities convertible into shares or other capital in any other company, other than shares in another Group Company.

     13.2 Memberships

          No Group  Company  is a member of any joint  venture,  partnership  or
          unincorporated    association   (other   than   a   recognised   trade
          association).

--------------------------------------------------------------------------------
14   Employees

     14.1 Agreements

          No Group Company is a party to any agreement with a union or industrial organisation in respect of its employees.

     14.2 Payments made

          Each Group Company has paid all amounts due and payable in respect of its employees other than:

          (a)  accrued superannuation payments not due; and

          (b)  accrued payments in the ordinary course of the Business.

     14.3 Industrial disputes

          No Group Company is currently involved in any material industrial dispute with any Employee.

          As far as Cordiant UK is aware, no Group Company is in breach in any material respect of any written employment contract with any Employee at the date of this agreement.

     14.4 Breach

          As far as Cordiant UK is aware, no Group Company is in breach in any material respect of any employment contract with any Employee at the date of this agreement.

     14.5 Employees

          Documents E1, E2 and E4 in the Data Room Documentation contained a complete list of the Employees as at the 2 March 2003.

     14.6 Incentive schemes

          No Group Company has agreed to any share incentive scheme, share option scheme, bonus scheme, profit-sharing scheme or other employee incentive scheme in respect of the Business or with any Employee which has not been fairly disclosed to the Investor.

     14.7 Management Agreement

          No Group Company is a party to a material agreement with any person for the provision of consulting services in respect of the Business which provides that such person is entitled to annual remuneration of more than $150,000.

     14.8 Employee Disputes

          No Group Company is involved in any material dispute with any employee or former employee.

     14.9 Awards

          Except as set out in the Data Room Documentation, there are no awards, enterprise agreements or other instruments made or approved under law which apply to employees of the Company.

     14.10 Directors

          Details of all remuneration arrangements with all directors and chairmen (executive or non-executive) of all Group Companies have been fairly disclosed to PEP.

--------------------------------------------------------------------------------
15   Litigation

     15.1 Group not a party to any litigation

          No Group Company is:

          (a)  a party to any material investigation, prosecution or litigation;
               or

          (b)  subject to any material investigation by any Government Agency,

          in respect of the Business.

     15.2 No litigation pending or threatened

          So far as Cordiant UK is aware, no material investigation, prosecution or litigation referred to in warranty 15.1 is pending or threatened.

     15.3 No circumstances

          So far as Cordiant UK is aware, there are no circumstances which in the opinion of Cordiant UK are likely to give rise to any proceeding or investigation referred to in Warranty 15.1.

--------------------------------------------------------------------------------
16   Superannuation

     All payments in respect of superannuation that the Group is required to pay in respect of the Employees have been paid.

--------------------------------------------------------------------------------
17   Solvency

     17.1 No liquidation or winding-up

          No Group Company has gone into liquidation or passed a winding-up resolution or received a deregistration notice under section 601AB or applied for deregistration under section 601AA of the Corporations Act.

     17.2 No petition

          No petition or other process for winding-up has been presented or threatened against a Group Company and there are no circumstances justifying a petition or other process.

     17.3 No writ of execution

          No writ of execution has issued against a Group Company.

     17.4 No receiver

          No receiver or receiver and manager of any part of the undertaking or assets of a Group Company has been appointed.

     17.5 Payment of Debts

          No Group Company:

          (a)  has stopped paying its debts as and when they fall due;

          (b)  is insolvent within the meaning of the Corporations Act; and

          (c)  is subject to  voluntary  administration  under the  Corporations
               Act.

     17.6 Liquidation

          No Cordiant Party has gone into liquidation nor been removed from the companies register.

     17.7 Petition

          No petition or other process for winding-up has been presented or threatened against either of the Cordiant Parties and there are no circumstances justifying such a petition or other process.

     17.8 Writ of execution

          No writ  of  execution  has  issued  against  either  of the  Cordiant
          Parties.

     17.9 Receiver or manager

          No receiver or statutory manager of any part of either of the Cordiant Parties' undertaking or assets has been appointed.

--------------------------------------------------------------------------------
18   Insurance

     18.1 Insurance

          Complete particulars of all current insurances and cover notes taken out in respect of the Group have been disclosed to PEP or the representatives prior to date of this Agreement.

     18.2 Claims

          There are no outstanding individual or related material claims under the policies referred to in warranty 18.1.

     18.3 Claims

          All premiums in respect of the insurances referred to in warranty 18.1 will have been paid prior to the Completion Date.

--------------------------------------------------------------------------------
19   Power of Attorney, offers and finder's fees

     19.1 Power of Attorney and offers

          (a) No power of attorney given by a Group Company will be in force after Completion.

          (b) Any offer, tender or quotation made or given by a Group Company which is outstanding and capable of acceptance by a third party, was made or given in the ordinary course of business.

     19.2 Finder's Fees

          None of Cordiant UK, a Group Company and any Related Corporation of Cordiant UK or of a Group Company has taken any action under which any person is or may be entitled to a finder's fee, brokerage or commission in connection with the acquisition of any shares under this agreement.

--------------------------------------------------------------------------------
20   Environment

          So far as Cordiant UK is aware, no Group Company has received written notice that the Properties are:

          (a) subject to any order or notice issued under any Environmental Law; or

          (b) the subject of any charge in favour of any relevant environmental protection authority as security for the clean-up or other costs under any relevant Environmental Law.

--------------------------------------------------------------------------------
21   Tax

     21.1 Records

          Each Company has maintained proper and adequate records to enable it to comply with its obligations to:

          (a)  prepare  and  submit  any  information,   notices,  computations,
               returns, declarations, elections and payments required in respect of any Tax Law;

          (b) prepare any accounts necessary for the compliance of any Tax Law; and

          (c)  retain necessary records as required by any Tax Law.

     21.2 Returns submitted

          Each Group Company has submitted any necessary information, notices, computations, returns, declarations and elections to the relevant Government Agency in respect of any Tax relating to that Group Company.

     21.3 Returns accurate

          Any information, notice, computation, return, declaration or election which has been submitted by any Group Company to a Governmental Agency in respect of any Tax or Duty:

          (a) discloses any material facts that should be disclosed under any Tax Law; and

          (b)  has been submitted on time.

     21.4 No Tax Audit

          Cordiant UK is not aware of any pending or threatened Tax or Duty audit relating to a Group Company.

     21.5 No disputes

          No Group Company is currently engaged in any dispute with any Governmental Agency in respect of any Tax or Duty.

--------------------------------------------------------------------------------
Schedule 2 - Investor Share Subscriptions

                                                         Investor Shares      Aggregate Subscription
Subscriber                                                                            Price
TCG Nominee Pty Limited as trustee of the TCG Trust            4,425,000                  $4,425,000

Bain Pacific Associates, LLC                                  13,011,286                 $13,011,286

BCIP Associates II                                               664,821                    $664,821

BCIP Associates II-B                                             115,144                    $115,144

Pacific Equity Partners Fund I Pty Limited                     1,892,332                  $1,892,332

Pacific Equity Partners (NZ) Limited                             398,337                    $398,337

PEP Co-Investment Pty Limited                                     80,125                     $80,125

PEP Investment Pty Limited                                        62,956                     $62,956

                                                                                         $20,650,001

--------------------------------------------------------------------------------
Schedule 3 - Managers

          Ian Smith

          Jane Neale

          Douglas Nicol

          Anne Parsons

          Gavin Partridge

          Anthony Phillips

          Ian Elliott

          John Fawcett

          Alex Hamill

          Martin Kellard

--------------------------------------------------------------------------------
Schedule 4 - Address details for Managers


                  The address for each Manager will be, unless such Manager notifies all parties in writing of an alternative address:

                  Address:    c/- 35 Clarence Street, Sydney, NSW, 2000

                  Facsimile:  (02) 9778 7585

--------------------------------------------------------------------------------
Schedule 5 - Key Employees


          (1)  Terence Maloney

          (2)  Neta Mariakis

          (3)  Anthony Phillips

          (4)  Graham Edwards

          (5)  Anne Parsons

          (6)  Jane Neale

          (7)  Brian Craighead

          (8)  Daryl Paterson

          (9)  David Murray

          (10) David Patterson

          (11) Douglas Nicol

          (12) Richard Lazar

          (13) Jenny Bridge

          (14) Carolyn Fox

          (15) Peter Fuda

          (16) Brett Matthews

          (17) Bob Vines

          (18) Robert Drake

          (19) Tess Doughty

          (20) Bettina Choong

          (21) Kevin Mier

          (22) Mark Collis

          (23) Ian Elliot

          (24) Owen Davis

          (25) Fiona Caird

          (26) Ron Weiderman

          (27) Lynley Welsh

          (28) Martin Kellard

          (29) David Stewart

--------------------------------------------------------------------------------
Schedule 6 - Subsidiaries

          (1)  George Patterson Pty Ltd

          (2)  Patts Beyond Pty Ltd (not wholly owned)

          (3)  Zenith Media Pty Ltd

          (4)  Patts Marketing Services Pty Limited

          (5)  Expanded Media Holdings Pty Ltd

          (6) Blood Sweat and Tears Creative Communications Pty Ltd (not wholly owned)

          (7)  Razor TV Pty Ltd

          (8)  Big Island International Pty Ltd (not wholly owned)

          (9)  Navigator Tourism Communications Pty Ltd

          (10) Consensus Research Pty Ltd

          (11) The Direct Bond Pty Ltd

          (12) XMPS Holdings Pty Ltd

          (13) Healthworld Communications Group Pty Ltd

          (14) Expanded Media Investments Pty Ltd

          (15) Global Scan Pty Ltd

          (16) George Patterson Properties Pty Ltd

          (17) Isis Design Pty Ltd

          (18) Jamieson House Pty Ltd

          (19) Advertising Facilities Pty Ltd

          (20) Retail One Pty Ltd

          (21) Adtown Pty Ltd

          (22) George Patterson (Brisbane) Pty Ltd

          (23) Social Shift Pty Ltd

          (24) George Patterson (Sydney) Pty Ltd

          (25) George Patterson Nominees Pty Ltd

          (26) Expanded Investments (WA) Pty Ltd

          (27) HMA Blaze Pty Ltd (not wholly owned)

          (28) HMA Blaze (Brisbane) Pty Ltd (not wholly owned)

          (29) Patts Consulting Pty Ltd (not wholly owned)

          (30) PR Dynamics Australia Pty Ltd

          (31) Patts CRM Pty Ltd

          (32) Underline:Fitch Pty Ltd

          (33) Professional Public Relations Pty Ltd (not wholly owned)

          (34) Phoenix Public Relations Pty Ltd

          (35) Professional Public Relations NZ Holdings Ltd (not wholly owned)

          (36) Professional Public Relations NZ Ltd (not wholly owned)

          (37) PR Dynamics Limited (not wholly owned)

          (38) Diem Pty Ltd

          (39) X/M Pty Ltd

          (40) The Communications Group Limited

          (41) Vision Splendid Media Pty Limited (not wholly owned)

          (42) The Media Palace Limited

--------------------------------------------------------------------------------
Schedule 7 - The Funds' Warranties

--------------------------------------------------------------------------------
1    Authority

     1.1  Authorisation and capacity

          (a) The Funds have taken all necessary action to authorise the execution and performance of each Transaction Document to which they are a party.

          (b) The Funds have the power to enter into and perform their obligations under each Transaction Document and can do so without the consent of any other person.

     1.2  No legal impediment

          The  execution,   delivery  and  performance  by  the  Funds  of  each
          Transaction Document complies with:

          (a) each law, regulation, authorisation, ruling, judgement, order or decree of any Government Agency; and

          (b)  the constitution or other constituent documents of the Funds.

--------------------------------------------------------------------------------
2    The Investor

     2.1  Existence

          The Investor:

          (a) has the power to own its assets and carry on its business as it is now being conducted; and

          (b)  is  registered  and  validly  existing  under  the  laws  of  its
               jurisdiction  of   incorporation   and  is  not  required  to  be
               registered in any place.

     2.2  Activity

          The Investor has not traded. The Investor has no debts, liabilities or obligations to any party.

     2.3  Share structure

          (a) The sole shareholder of the Investor is Pacific Equity Partners Pty Ltd. The Investor has issued one Investor Share to Pacific Equity Partners Pty Ltd.

          (b) The Investor is not under an obligation to issue or has granted any person the right to call for the issue of any shares or other securities of the Investor.

--------------------------------------------------------------------------------
Schedule 8 - Properties

(1) George Patterson Pty Limited - lease for levels 10 - 16, 35 Clarence Street, Sydney.

(2) Professional Public Relations Pty Limited - lease of premises at Russell Street, Bathurst.

(3) George Patterson Pty Limited - lease for premises at 162-168 Collins Street Melbourne.

(4) George Patterson Proprietary Limited - lease for Level 4 Comalco Place, Brisbane.

(5) HMA Blaze Pty Limited - lease for premises at 378-382 Clarendon Street, South Melbourne.

(6)  Zenith Media Pty Limited - lease for premises at 303 Collins St Melbourne.

(7) Professional Public Relations New Zealand Limited - lease for premises at Pier 21 Building 11, Westhaven Drive, Westhaven.

(8) Professional Public Relations Pty Ltd - Sub-lease for 24-26 Kembla Street, Fyshwick ACT.

(9) Zenith Media Pty Limited - leases for levels 1,2,3,4,5 and 6 at 100 Mount Street, North Sydney.

(10) Professional Public Relations Pty Limited - lease for 118 Victoria Road, Rozelle.

(11) Direct Decisions Pty Limited - lease for units 14-15, 187-197 Military Road, Neutral Bay.

(12) Bates New Zealand Limited - lease of premises at Viaduct Quay.

(13) Zenith Media Pty Limited - lease for 1402/38 Alfred Street, Milsons Point.

(14) Zenith Media Pty Limited - lease for level 6 Comalco Place, Brisbane.

--------------------------------------------------------------------------------
Schedule 9 - Business Names and Trade Marks


Business Names

Business Name                                State           User of Business Name
Adtown                                       VIC             George Patterson Pty Limited

Adtown                                       WA              George Patterson Pty Limited

Adtown                                       QLD             George Patterson Pty Limited

Australia Media Exchange                     NSW             George Patterson Pty Limited

Bates Media Exchange                         NSW             George Patterson Pty Limited

Bates One-on-One                             NSW             George Patterson Pty Limited

Bates One-on-One                             VIC             George Patterson Pty Limited

Bates One-on-One                             QLD             George Patterson Pty Limited

Bates One-to-One                             NSW             George Patterson Pty Limited

Bates One-to-One                             VIC             George Patterson Pty Limited

Bates One-to-One                             QLD             George Patterson Pty Limited

Bates World Media Exchange                   NSW             George Patterson Pty Limited

Batesmediabroker                             NSW             George Patterson Pty Limited

Batesmediadirect                             NSW             George Patterson Pty Limited

Channel Xtasy                                NSW             George Patterson Pty Limited

Channel Xtasy                                VIC             George Patterson Pty Limited

Commsbuy                                     NSW             George Patterson Pty Limited

Data Harvest                                 VIC             George Patterson Pty Limited

Data Harvest                                 NSW             George Patterson Pty Limited

Design Decisions                             VIC             George Patterson Pty Limited

George Interactive                           NSW             George Patterson Pty Limited

George Patterson Advertising                 NSW             George Patterson Pty Limited

George Patterson Bates                       NSW             George Patterson Pty Limited

George Patterson Bates                       QLD             George Patterson Pty Limited

George Patterson Bates                       VIC             George Patterson Pty Limited

George Patterson Bates                       WA              George Patterson Pty Limited

George Patterson Media Exchange              NSW             George Patterson Pty Limited

Business Name                                State           User of Business Name
Healthcom                                    VIC             George Patterson Pty Limited

IGeorge                                      NSW             George Patterson Pty Limited

Interactive Decisions                        VIC             George Patterson Pty Limited

Interactive Decisions                        QLD             George Patterson Pty Limited

Interactive Decisions                        NSW             George Patterson Pty Limited

Interactive Decisions                        WA              George Patterson Pty Limited

Mediabroker                                  NSW             George Patterson Pty Limited

Mediatrader Sales                            NSW             George Patterson Pty Limited

Navigator Tourism + Sport Communications     NSW             George Patterson Pty Limited

Navigator Tourism + Sport Communications     VIC             George Patterson Pty Limited

Navigator Tourism + Sport Communications     WA              George Patterson Pty Limited

National Media Exchange                      NSW             George Patterson Pty Limited

Navigator Tourism Communications             NSW             George Patterson Pty Limited

Navigator Tourism Communications             WA              George Patterson Pty Limited

Patts Advertising                            NSW             George Patterson Pty Limited

Pattsmediabroker                             NSW             George Patterson Pty Limited

Pattsmediadirect                             NSW             George Patterson Pty Limited

Pareto Consulting                            VIC             George Patterson Pty Limited

Pareto Direct                                VIC             George Patterson Pty Limited

Planet Patts                                 NSW             George Patterson Pty Limited

PR Dynamics                                  VIC             Phoenix Public Relations Pty Limited

PR Dynamics                                  NSW             Phoenix Public Relations Pty Limited

Quickmedia                                   NSW             George Patterson Pty Limited

Recruitment Decisions                        VIC             George Patterson Pty Limited

Retainment                                   NSW             George Patterson Pty Limited

Return on Imagination                        NSW             George Patterson Pty Limited

Razor Casting                                QLD             Razor TV Pty Limited

Razor Casting                                NSW             Razor TV Pty Limited

Razor iTV                                    VIC             Razor TV Pty Limited

Business Name                                State           User of Business Name
Razor iTV                                    QLD             Razor TV Pty Limited

Storeview                                    NSW             George Patterson Pty Limited

Womb Communications                          NSW             George Patterson Pty Limited

World Media Exchange                         NSW             George Patterson Pty Limited

X/M Wireless                                 NSW             X/M Pty Ltd

Zenith Media                                 VIC             Zenith Media Pty Limited

Zenith Media                                 OLD             Zenith Media Pty Limited

Zenith Media                                 NSW             Zenith Media Pty Limited

Zenith Interactive Solutions                 NSW             Zenith Media Pty Limited (not renewed)

141 Communicator                             WA              Expanded Media Holding Pty Limited

141 Communicator                             VIC             Expanded Media Holding Pty Limited

141 Communicator                             OLD             Expanded Media Holding Pty Limited

141 Communicator                             NSW             Expanded Media Holding Pty Limited

141                                          NSW             Cordiant Consulting Pty Limited

Trade Marks

Trade Mark                                 Country                     Trade Mark User
Adtown                                             Australia           George Patterson Pty Ltd

Brandaction                                        Australia           George Patterson Pty Ltd

Brand Essence                                      Australia           George Patterson Pty Ltd

Competitive Opportunity Units                      Australia           George Patterson Pty Ltd

COU's                                              Australia           George Patterson Pty Ltd

Connect and Convert                                Australia           George Patterson Pty Ltd

Creative Opportunity Units                         Australia           George Patterson Pty Ltd

Creative Service Integrity                         Australia           George Patterson Pty Ltd

DUC & Platypus Logo                                Australia           George Patterson Pty Ltd

George Patterson                                   Australia           George Patterson Pty Ltd

Glass Pockets                                      Australia           George Patterson Pty Ltd

Health World                                       Australia           George Patterson Pty Ltd

Inside Track                                       Australia           George Patterson Pty Ltd

Intread                                            Australia           George Patterson Pty Ltd

Mentor                                             Australia           George Patterson Pty Ltd

Patts                                              Australia           George Patterson Pty Ltd

Trade Mark                                 Country                     Trade Mark User
Patts Optimiser                                    Australia           George Patterson Pty Ltd

Patts Partnership Programme                        Australia           George Patterson Pty Ltd

Powerful Results by George                         Australia           George Patterson Pty Ltd

Return on Imagination                              Australia           George Patterson Pty Ltd

Storeview                                          Australia           George Patterson Pty Ltd

XM                                                 Australia           George Patterson Pty Ltd

20/20 Vision for Australia                         Australia           George Patterson Pty Ltd

Adtown                                             New Zealand         George Patterson Pty Ltd

Direct Decisions                                   Australia           Big Island International Pty Limited

Realised (Strategy & Technology)                   Australia           X/M Pty Limited
          ----------------------
Economic =      Quality
Value

Responsebank                                       Australia           George Patterson Pty Ltd

--------------------------------------------------------------------------------
Schedule 10 - Cordiant UK Knowledge Enquiries

          The following enquiries were taken by the persons listed in clause 4.3 in relation to the due diligence exercise undertaken by PEP, on behalf of the Funds:

          (a) the persons listed in clause 4.3(e), (f) and (g) placed documents into the Data Room in response to specific questions from PEP and then in response to more general questions from PEP and its advisers;

          (b) the Warranties were circulated to the individuals listed in clause 4.3. Each such person was asked to indicate if they were aware of any fact, matter or thing that would make a Warranty untrue;

          (c) a draft Disclosure Letter was prepared on the basis of the responses received to that question;

          (d) the draft Disclosure Letter was circulated to the persons listed in clause 4.3. After receiving comments on the draft letter, the Disclosure Letter was finalised.

--------------------------------------------------------------------------------
Schedule 11 - Directors and Shareholders

The Cordiant group of companies: details of directors and secretaries

Company                                         Directors                        Secretary
George Patterson Pty Limited                    Andrew Stone                     Brett Matthews
                                                Anthony Phillips
                                                Peter Douglas
                                                Andrew Neale
                                                Douglas Nicol
                                                Ian Smith
                                                Jane Neale
                                                Robert Vines
                                                Brett Matthews

Zenith Media Pty Limited                        Daryl Paterson                   Carolyn Fox
                                                Ian Smith                        Jenny Bridge
                                                Carolyn Fox
                                                Anne Parsons
                                                David Murray
                                                Ian Elliott

Cordiant Communications Group Australia Pty     Michael Bungey                   David Murray
Ltd                                             Ian Smith                        Jenny Bridge
                                                David Murray

Expanded Media Holdings Pty Limited             David Murray                     David Murray
                                                Ian Smith
                                                Jenny Bridge

Professional Public Relations Pty Limited       Ian Lindsay Smith                Peter Frederick Lazar
                                                Peter Frederick Lazar
                                                Richard Peter Lazar

Consensus Research Pty Ltd                      David Murray                     David Murray
                                                Rachel Naughton

Patts Consulting Pty Ltd                        Gavin Partridge                  Rachael Naughton
                                                Keith Peter Sentis               David Murray
                                                Rachel Naughton
                                                David Murray

Expanded Media Investments Pty Limited          David Murray                     David Murray
                                                Ian Smith

Patts CRM Pty Limited                           Ian Smith                        David Murray
                                                David Murray

Blood Sweat and Tears Creative Communications   John Erling Finkelsen            David Murray
Pty Limited                                     David Michael Murray
                                                Scott John Wagstaff

Navigator Tourism Communications Pty Limited    Jenny Bridge                     Not appointed
                                                David Murray

XMPS Holdings Pty Limited                       Jenny Bridge                     David Murray
                                                David Murray

Company                                         Directors                        Secretary
Razor TV Pty Limited                            David Murray                     Brett Matthews
                                                Jane Neale
                                                Jenny Bridge
                                                Brett Matthews

Advertising Facilities Pty Limited              Ian Smith                        Brett Matthews
                                                Brett Matthews

Adtown Pty Limited                              Ian Smith                        Brett Matthews
                                                Brett Matthews

Retail One Pty Limited                          Robert Vines                     Brett Matthews
                                                Brett Matthews

Isis Design Pty Limited                         David Murray                     Brett Matthews
                                                Ian Smith

George Patterson Properties Pty Limited         Brett Matthews                   Brett Matthews
                                                Ian Smith

George Patterson (Brisbane) Pty Limited         Brett Matthews                   Brett Matthews
                                                Ian Smith

George Patterson Nominees Pty Limited           Brett Matthews                   Brett Matthews
                                                Ian Smith

Jamieson House Pty Limited                      Brett Matthews                   Brett Matthews
                                                Ian Smith

Global Scan Pty Limited                         Brett Matthews                   Brett Matthews
                                                Ian Smith

Social Shift Pty Limited                        Richard Hayward                  Marie Ferris
                                                Lahra Corey                      Brett Matthews
                                                William Shannon
                                                Andrew Chambers
                                                Anthony Phillips
                                                Marie Ferris
                                                Ian Smith
                                                Jenny Bridge

George Patterson (Sydney) Pty Limited           Ian Smith                        Brett Matthews
                                                Brett Matthews

Expanded Investments (WA) Pty Ltd               David Murray                     David Murray
                                                Jenny Bridge

Cordiant Consulting Pty Limited                 Jenny Bridge                     Jenny Bridge
                                                David Murray
                                                Jane Neale

Underline:Fitch Pty Limited                     Gary Ronald Wood                 Janice Bert
                                                Michael David Broadhead
                                                David Stewart
                                                Rachel Naughton
                                                Gavin Partridge
                                                Nelson Leong

Company                                         Directors                        Secretary

Big Island International Pty Limited            Warren Clark                     David Murray
                                                David Murray
                                                Jenny Bridge

Healthworld Communications Group Pty Limited    David Murray                     Ian Rutter
                                                Jenny Bridge

HMA Blaze (Brisbane) Pty Ltd                    Stephanie Green                  Rowena Smith
                                                Terence Maloney
                                                Michael Hyland
                                                Richard Braham
                                                Neta Mariakis

HMA Blaze Pty Limited                           Stephanie Green                  Michael Hyland
                                                Terence Maloney                  Rowena Smith
                                                Michael Hyland
                                                Neta Mariakis
                                                Richard Braham
                                                David Murray

PR Dynamics Australia Pty Ltd                   Richard Lazar                    Not appointed
                                                Leigh Chapman

Diem Pty Limited                                Jenny Bridge                     David Murray
                                                Ian Smith
                                                David Murray

Phoenix Public Relations Pty Limited            Peter Lazar                      Peter Lazar
                                                Richard Lazar
                                                Jennifer Bridge

Patts Beyond Pty Limited                        Mikael Borglund                  Craig Dawson
                                                Jenny Bridge
                                                Ian Elliott
                                                Ian Ingram

X/M Pty Limited                                 Jenny Bridge                     Jenny Bridge
                                                Ian Smith

The Direct Bond                                 Ian Kennedy                      Jenny Bridge
                                                Ian Smith

Professional Public Relations NZ Holdings       Richard Lazar
Limited

Professional Public Relations NZ Limited        Richard Lazar
                                                Peter Lazar

PR Dynamics Limited                             Richard Lazar

The Communications Group Limited                Andrew Bigham
                                                Andrew Stone

Summary of the Registers of Members of Cordiant Communications Group Australia Pty Limited and its subsidiaries which are being sold

Company                                         Register
George Patterson Pty Limited                    Cordiant Communications Group Australia Pty Ltd:
                                                o        2,880 class A shares
                                                o        592,416 class  B shares
                                                o        2,369,664 class C shares
                                                o        2,880 class D shares
                                                o        5,049,503 non-cumulative redeemable preference shares
                                                Last updated on 30 November 1995

Zenith Media Pty Limited                        Cordiant Communications Group Australia Pty Ltd:
                                                o        502 ordinary shares
                                                o        1,000 redeemable preference shares
                                                Last updated on 3 November 1997

Cordiant Communications Group Australia Pty     Cordiant Communications (Australia) Pty Ltd:
Ltd                                             o        8,344,440 class A shares
                                                Cordiant Communications Group plc:
                                                o        29,205,560 class A shares
                                                Cordiant Communications (Australia) Pty Ltd:
                                                o        12,450,000 class B Shares
                                                Cordiant Communications Group plc:
                                                o        358 non-cumulative redeemable preference shares

Expanded Media Holdings Pty Limited             Cordiant Communications Group Australia Pty Ltd:
                                                o        2 ordinary shares
                                                Last updated on 5 February 1996

Professional Public Relations Pty Limited       Richard Lazar:
                                                o        3750 ordinary shares
                                                Expanded Media Holdings Pty Limited:
                                                o        21,250 ordinary shares

Consensus Research Pty Ltd                      Expanded Media Holdings Pty Limited:
                                                o        101 ordinary shares
                                                Last updated on 31 December 1997

Patts Consulting Pty Limited                    Pathfinder Strategies Pty Limited:
                                                o        49 ordinary shares
                                                XMPS Holdings Pty Ltd:
                                                o        51 ordinary shares
                                                Last updated on 18 March 1998

Expanded Media Investments Pty Limited          Expanded Media Holdings Pty Ltd:
                                                o        2 ordinary shares
                                                Last updated on 7 June 1996

Patts CRM Pty Limited                           Expanded Media Holdings Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 30 April 1996

Company                                         Register
The Direct Bond Pty Limited                     Expanded Media Holdings Pty Ltd:
                                                o        200,000 ordinary

Blood Sweat and Tears Creative Communications   John Erling Finkelsen:
Pty Limited                                     o        31 class A shares
                                                Scott Wagstaff:
                                                o        20 class A shares
                                                Cordiant Communications Group Australia Pty Limited:
                                                o        49 class B shares

Navigator Tourism Communications Pty Limited    Expanded Media Holdings Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 23 December 1996

DIEM Pty Limited                                X/M Pty Limited:
                                                o        12 ordinary shares
                                                Last updated on 29 July 1997

XMPS Holdings Pty Limited                       Expanded Media Holdings Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 5 February 1996

Razor TV Pty Limited                            Cordiant Communications Group Australia Pty Limited:
                                                o        75,000 ordinary shares
                                                Last updated on 30 November 1995

Advertising Facilities Pty Limited              Jamieson House Pty Limited:
                                                o        1,800 class A shares
                                                o        1,200 class B shares
                                                Last updated on 30 November 1995

Adtown Pty Limited                              Jamieson House Pty Limited:
                                                o        1 ordinary share
                                                Last updated on 19 December 1996

Retail One Pty Limited                          Jamieson House Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 3 July 1997

Isis Design Pty Limited                         George Patterson Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 12 November 1997

George Patterson Properties Pty Limited         George Patterson Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 30 November 1995

George Patterson (Brisbane) Pty Limited         George Patterson Pty Limited:
                                                o        2 ordinary shares
                                                o        11,000 class A shares
                                                o        10,600 class B shares
                                                o        200 class C shares
                                                Last updated on 30 November 1995

George Patterson Nominees Pty Limited           George Patterson Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 30 November 1995

Company                                         Register
Jamieson House Pty Limited                      George Patterson Pty Limited:
                                                o        502 ordinary shares
                                                Last updated on 30 November 1995

Global Scan Pty Limited                         George Patterson Pty Limited:
                                                o        2 ordinary shares
                                                Last updated on 30 November 1995

Social Shift Pty Limited                        George Patterson Pty Limited:
                                                o        10,000 ordinary shares
                                                Last updated on 30 November 1995

George Patterson (Sydney) Pty Limited           George Patterson Pty Limited:
                                                o        10,000 ordinary shares
                                                Last updated on 30 November 1995

Expanded Investments (WA) Pty Ltd               Expanded Media Investments Pty Ltd:
                                                o        2 ordinary shares
                                                Last updated on 6 December 2000

Patts Marketing Services Pty Limited            Cordiant Communications Group Australia Pty Limited:
                                                o        1 ordinary share
                                                Last updated on 11 July 2001

Underline:Fitch Pty Limited                     Expanded Media Holdings Pty Ltd:
                                                o        510 A class shares:
                                                Expanded Media Holdings Pty Ltd:
                                                o        490 B class shares

Big Island International Pty Limited            Expanded Media Holdings Pty Limited:
ACN 009 834 968                                 o        850 ordinary shares
                                                Greg Perrett
                                                o        150 ordinary shares

Healthworld Communications Group Pty Limited    Expanded Media Holdings Pty
                                                Limited - 249 redeemable
                                                preferences - 2500 ordinary
                                                shares as at 5 December 2002

HMA Blaze (Brisbane) Pty Limited                HMA Blaze Pty Limited:
                                                o        200,000 CAPR shares
                                                o        1,000 ordinary shares

HMA Blaze Pty Limited                           Expanded Media Investments Pty Limited
                                                o        325,325 'A' class
                                                Stephanie Maria Green
                                                o        65,050 'B' class
                                                Michael John Hyland
                                                o        94,164 'B' class
                                                Terence William Maloney
                                                o        94,164 'B' class
                                                Neta Mariakis
                                                o        55,681 'B' class
                                                R&N Braham Family Trust
                                                o        16,266 'B' class

Company                                         Register
PR Dynamics Australia Pty Ltd                   Expanded Media Holdings Pty Limited:
                                                o        1 ordinary share
                                                Last updated on 30 July 2001

Phoenix Public Relations Pty Limited            Expanded Media Holdings Pty Limited:
                                                o        2 ordinary shares

Patts Beyond Pty Limited                        Beyond International Limited:
                                                1 share
                                                Cordiant Communications Group Australia Pty Limited:
                                                1 share

PR Dynamics Limited                             Professional Public Relations NZ Holdings Limited:
                                                100 shares

Professional Public Relations NZ Holdings       Professional Public Relations Pty Limited:
Limited                                         100 shares

Professional Public Relations NZ Limited        Professional Public Relations NZ Holdings Limited:
                                                12,000 shares

The Media Palace Limited                        The Communications Group Limited:
                                                100 shares

The Communications Group Limited                Cordiant Communications Group Australia Pty Ltd:
                                                o        1,800,000 shares

X/M Pty Limited                                 Cordiant Communications Group Australia Pty Ltd:
                                                o        1000 class A shares; and
                                                o        1000 class B shares.

Vision Splendid Media Pty Limited               Todd Productions Pty Limited
                                                o        70 shares
                                                Professional Public Relations Pty Limited
                                                o        30 shares

--------------------------------------------------------------------------------

Schedule 12 - Closing Mechanism

          Definitions

          Auditors means PricewaterhouseCoopers in their capacity as auditors of the Investor

          Cash Item means, without double counting, any item in the Completion Accounts that constitutes cash or creates, removes, increases or decreases an obligation to pay or a right to receive an amount of money in cash or is the result of a cash transaction or declaration of dividend (in cash, not in kind), including without limitation:

          (c)  net profits after tax (excluding amortisation expenses);

          (d) those items listed at numbers: 3, 5-10, 11, 12 and 14 in Schedule A, to the extent any such item constitutes an actual liability;

          (e) the item listed at number 4 in Schedule A, to the extent such item constitutes a tax liability or relates to a non-trade creditor.

          For the avoidance of doubt, 'Cash Items' do not include:

          (1) movements in cash due to movements in trade working capital including, without limitation, trade creditors, prepayments, WIP, or trade debtors; or

          (2)  fees and expenses relating to the Transaction.

          Completion Accounts means the consolidated balance sheet, profit and loss statement and statement of cash flows of the Consolidated Group as at the Completion Date, which, for the avoidance of doubt, will reflect the impact of the steps set out in the Reorganisation Agenda.

          Completion NTA means the value of the net tangible assets of the Consolidated Group as at the Completion Date, as recorded on the Completion NTA Statement.

          Completion NTA Statement means the statement prepared in accordance with clause 1.1(c), as finalised in accordance with clauses 1.3 and
          1.4 (if applicable).

          Consolidated Group means the entities which comprise the Group at the Completion Date consolidated for accounting purposes, following the steps set out in the Reorganisation Agenda.

          Escrow Account means the interest bearing deposit account nominated by the Escrow Agent to hold the Escrow Amount.

          Escrow Account Letter means the letter governing the funds held in the Escrow Account in the form attached as Annexure M.

          Escrow Agent means Minter Ellison.

          Escrow Amount means the amount (if any) referred to in clause 1.2(c).

          Estimated NTA means - $31,165,000 (such amount a negative number), being the value of the net tangible assets of the Group as at 31 March 2003 derived from the March Management Accounts, reflecting the impact of the items set out in

          Schedule A and for the avoidance of doubt, reflecting the impact of the steps in the Reorganisation Agenda.

          Independent Accountant means the accounting firm, Ernst & Young or, if the appointment is not accepted by Ernst & Young, a top tier Australian firm independent of and agreed by Cordiant UK and PEP.

          Payment Date means the day which is 5 Business Days after the date the Completion NTA Statement is agreed or finally determined pursuant to clauses 1.3 and 1.4 (if applicable).

          Trade Sale, Listing and Share Capital have the meaning given to such terms in the Shareholders Agreement.

          Clause

          1.   Completion Audit

               1.1  Audit

                    The Funds must as soon as practicable, and in any event not later than 40 Business Days, after the Completion Date:

                    (a) instruct the Investor to prepare the draft Completion Accounts in accordance with the Accounting Standards and on a basis consistent with the March Management Accounts (if there is any conflict between the Accounting Standards and the basis upon which the March Management Accounts were prepared, then the Accounting Standards will prevail);

                    (b) ensure that if the Investor or Auditors propose to provide any information or document to PEP or the Funds or discuss any matter with PEP or the Funds in relation to the preparation or audit of the Completion Accounts, they simultaneously provide that information or document to Cordiant UK or its representative or invite it or its representative to be present at the discussion, as the case may be.

                    (c)  ensure that the Investor instructs the Auditors to:

                         (i) audit the draft consolidated balance sheet of the Consolidated Group as at the Completion Date which forms part of the Completion Accounts; and

                         (ii) prepare the draft Completion NTA Statement;

                    (d) ensure that the Investor delivers to the Cordiant Parties the draft Completion Accounts;

                    (e) ensure that the Investor delivers to the Cordiant Parties the draft Completion NTA Statement showing the draft:

                        (i)  value    of    the   net  tangible  assets  of  the
                             Consolidated Group as at the Completion Date; and

                       (ii) amount payable (if any) by Cordiant UK under clause 1.2(a) or by the Investor under clause 1.2(c).

               1.2  Payment

                    (a) If there is a net decrease of more than $100,000 in the impact of the Cash Items reflected in the Completion NTA compared to the Cash Items reflected in the Estimated NTA then Cordiant UK will, on the Payment Date, pay to the Investor an amount equal to the difference, solely to the extent that any such difference  is  directly  attributable  to  those  Cash
                         Items.

                    (b) If Cordiant UK fails to pay to the Investor any amount payable under paragraph (a) above then Cordiant UK must pay to the Investor such amount on the date on which Cordiant UK receives the proceeds from the first to occur of a sale of the Cordiant Shares, a Trade Sale, a Listing or a sale of the Share Capital.

                    (c) If there is a net increase of more than $100,000 in the impact of the Cash Items reflected in the Completion NTA compared to the Cash Items reflected in the Estimated NTA, then the Investor will, on the Payment Date, pay into the Escrow Account an amount equal to the difference, solely to the extent that any such difference is directly attributable to those Cash Items.

                    (d) For the avoidance of doubt, any movement between the Estimated NTA and Completion NTA that relates to the sale of Marketforce Ltd, or to any item which is dealt with under the Tax Indemnity Deed or Tax Assignment Deed or to the payment of fees or expenses in connection with the Transaction will not give rise to an adjustment under clause 1.2(a) and 1.2(c).

               1.3  Objections

                    The Funds and Cordiant UK must confer and use all reasonable endeavours to agree on the Completion NTA Statement as soon as possible after a draft is provided to Cordiant UK and the Funds. Cordiant UK and its representatives and the Funds and their representation must be allowed reasonable access to all personnel involved in and records relating to (including, without limitation, audit work papers) the preparation and audit of the Completion Accounts and the draft Completion NTA Statement. If neither the Funds nor Cordiant UK dispute the draft Completion NTA Statement within 15 Business Days after the date on which Cordiant UK is given a copy of such document under clause 1.1(e) (Final Objection Date) then the draft Completion NTA Statement will be taken to be the final Completion NTA Statement and will be final and binding on the parties. If either party disputes the draft Completion NTA Statement before the Final Objection Date, the dispute will be determined in accordance with clause 1.4.

               1.4  Dispute Resolution Procedure

                    (a) If either the Funds or Cordiant UK disputes the draft Completion NTA Statement (Disputing Party), the Disputing Party must give the other party a notice (Dispute Notice) before the Final Objection Date setting out:

                         (i)  reasonable  details of each matter in dispute; and

                         (ii) the reasons why each matter is disputed.

                    (b) Within 10 Business Days of the Disputing Party giving the other party a Dispute Notice, the other party must give the Disputing Party a response in writing on the disputed matters (Response).

                    (c) If Cordiant UK and the Funds have not resolved the dispute within 10 Business Days of the other party giving the Response to the Disputing Party, the dispute must promptly be submitted for determination to the Independent Accountant to determine the matter or matters in dispute.

                    (d) The disputed matters must be referred to the Independent Accountant by written submission which must include the draft Completion NTA Statement, the Dispute Notice, the Response and an extract of the relevant provisions of this agreement. The Independent
                         Accountant must also be instructed to finish its determination no later than 20 Business Days after its appointment (or another period agreed by the parties).

                    (e) The parties must promptly supply the Independent Accountant with any information, assistance and cooperation requested in writing by the Independent Accountant in connection with its determination. All correspondence between the Independent Accountant and a party must be copied to the other parties.

                    (f) The Independent Accountant must act as an expert and not as an arbitrator and its written determination will be final and binding on the parties in the absence of manifest error and the draft Completion NTA Statement will be deemed to be amended accordingly and will be taken to comprise the final Completion NTA Statement.

               1.5  Costs

                    The costs of the:

                    (a) Auditors in preparing the Completion Accounts will be borne by the Investor; and

                    (b) Independent Accountant (if instructed) will be borne by the party against whom the dispute is resolved.

               1.6  Escrow Account

                    Cordiant UK, the Funds and the Investor will at Completion execute the Escrow Account Letter. Cordiant UK, the Funds and the Investor agree that the Escrow Account Letter will govern the funds held in the Escrow Account.

               1.7  Optus and Panasonic Accruals

                    If the items listed at numbers 11 and 13 of Schedule A are included on the Completion NTA Statement:

                    (a) they will not be taken into account in determining any payment required to be made under clause 1.2; but

                    (b) Cordiant UK must indemnify the Company against any payment it is ever required to make in respect of those items, up to the respective amounts set out in Schedule
                         A. Any such indemnity payment may be made out of the Escrow Account.

--------------------------------------------------------------------------------
Schedule 13 - The Trust Warranties

--------------------------------------------------------------------------------
1    Authority

     1.1  Authorisation and capacity

          (a) The Trust has taken all necessary action to authorise the execution and performance of each Transaction Document to which it is a party.

          (b) The Trust has the power to enter into and perform its obligations under each Transaction Document and can do so without the consent of any other person.

     1.2  No legal impediment

          The execution, delivery and performance by the Trust of each Transaction Document complies with:

          (a) each law, regulation, authorisation, ruling, judgement, order or decree of any Government Agency; and

          (b) the constitution or other constituent documents of the Trust and the trust deed in respect of the TCG Trust.

--------------------------------------------------------------------------------

Executed as an agreement:


Signed for
Cordiant Communications Group Plc
by its duly authorised attorney in the
presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)



Signed for
Cordiant Communications (Australia) Pty Ltd by its duly authorised attorney in the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)



Signed for
Bain Pacific Associates, LLC
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)

Signed for
BCIP Associates II
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
BCIP Associates II-B
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
Pacific Equity Partners Fund I Pty Limited by its duly authorised attorney in the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)

Signed for
Pacific Equity Partners (NZ) Limited
by its duly authorised attorney in the
presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
PEP Co-Investment Pty Limited
by its duly authorised attorney in the
presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
PEP Investment Pty Limited
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)

Signed for
Pacific Equity Partners Pty Ltd
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
The Communications Group Holdings Pty Ltd by its duly authorised attorney in the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)


Signed for
TCG Nominee Pty Limited
as trustee of the TCG Trust
by its duly authorised attorney in
the presence of:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Witness                                    Attorney


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)

Signed for
Cordiant Communications Group
Australia Pty Ltd
by:

                                           /s/ [Authorized]
-------------------------------------      -------------------------------------
Director                                   Director/Secretary


-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)



Signed for
Ian Smith
in the presence of:

                                           /s/ Ian Smith
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)



Signed for
Jane Neale
in the presence of:

                                           /s/ Jane Neale
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)



Signed for
Douglas Nicol
in the presence of:

                                           /s/ Douglas Nicol
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)

Signed for
Anne Parsons
in the presence of:

                                           /s/ Anne Parsons
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)


Signed for
Gavin Partridge
in the presence of:

                                           /s/ Gavin Partridge
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)


Signed for
Anthony Phillips
in the presence of:

                                           /s/ Anthony Phillips
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)



Signed for
Ian Elliott
in the presence of:

                                           /s/ Ian Elliott
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)

Signed for
John Fawcett
in the presence of:

                                           /s/ John Fawcett
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)


Signed for
Alex Hamill
in the presence of:

                                           /s/ Alex Hamill
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)


Signed for
Martin Kellard
in the presence of:

                                           /s/ Martin Kellard
-------------------------------------      -------------------------------------
Witness                                    Name


-------------------------------------
Name (please print)